Exhibit 6.8

THE SECURITIES REPRESENTED HEREBY AND THE SECURITIES ISSUABLE UPON CONVERSION, EXCHANGE OR EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”) OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES, AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE UNITED STATES OR TO A U.S. PERSON ABSENT REGISTRATION UNDER THE U.S. SECURITIES ACT OR IN ACCORDANCE WITH AN EXEMPTION THEREFROM.

UNSECURED CONVERTIBLE DEBENTURE SUBSCRIPTION AGREEMENT

TO:	Modern Mining Technology Corp. (the “Issuer”)

FROM:	_____________________________
(Subscriber Name)

RE:	Purchase of Unsecured Convertible Debenture

REFERENCE DATE:      October 14, 2021

THIS DOCUMENT CONTAINS A NUMBER OF FORMS REQUIRED BY SECURITIES LEGISLATION AND POLICY, SOME OF WHICH YOU MUST COMPLETE AND OTHERS NOT DEPENDING ON SEVERAL FACTORS. PLEASE READ THE FOLLOWING GUIDE CAREFULLY AS IT WILL ASSIST YOU IN COMPLETING THIS SUBSCRIPTION AGREEMENT CORRECTLY.

STEP 1	Enter the number of Debentures you are purchasing, and your name, address and telephone number and sign this document on the execution page on page 22.

STEP 2	Please complete the Registration and Delivery Instructions on page 22 if your Debentures are to be registered or delivered differently from your name and address on page 22.

STEP 3	All Subscribers must complete “Information Regarding the Subscriber” appearing on page 5.

STEP 4	If you are an “Accredited Investor” as defined in National Instrument 45-106 or Securities Act (Ontario) (generally a high net worth or high income investor), you must complete and sign Schedule A – “Accredited Investor Certificate” and Appendix 2 attached to Schedule A if you are an individual. All individual subscribers who indicated paragraph (j), (k) or (l) in Part 1 of Schedule A must complete the “Accredited Investor Questionnaire” in Appendix 3 attached to Schedule A.

STEP 5	If you are a resident in an International Jurisdiction other than in the United States, please review Section 7 for an exemption available to you. Please complete and sign Schedule A – “Accredited Investor Certificate” if you are an “Accredited Investor” and Appendix 2 attached to Schedule A if you are an individual. All individual subscribers who indicated paragraph (j), (k) or (l) in Part 1 of Schedule A must complete the “Accredited Investor Questionnaire” in Appendix 3 attached to Schedule A.

STEP 6	Subscribers resident in Canada, and who are not “Accredited Investors” but who are officers, directors, employees, family, close friends or business associates thereof, must complete and sign Schedule B – “Family, Friends and Business Associates Certifications”, and, if applicable, if you are a resident of Ontario, you must complete and sign Appendix 1 attached to the Schedule B and, if applicable, if you are a resident of Saskatchewan, you must complete and sign Appendix 2 – “Form 45-106F5 - Risk Acknowledgement” attached to the Schedule B.

STEP 7	If you are subscribing in the United States or are a U.S. Person (as defined in Regulation S under the U.S. Securities Act of 1933, as amended) you must be a U.S. fiduciary excluded from the definition of “U.S. Person” pursuant to Rule 902(k)(2)(i) of Regulation S or an “Accredited Investor” under U.S. law – please complete and sign Schedule C – “U.S. Purchaser Certificate”.

Please deliver completed forms by courier or email to McMillan LLP at Suite 1500 – 1055 West Georgia Street, Vancouver, BC V6E 4N7 Attention: Marina Tran; (marina.tran@mcmillan.ca). Payment of the aggregate purchase price must be set by wire in accordance with the payment instructions set forth on the next page and complete and sign the Acknowledgment starting on page 3. Unless otherwise stated, all monetary amounts herein are in United States dollars.

Payment Instructions

Payment for the subscription funds for the private placement (the “Offering”) may be paid to McMillan LLP in trust for Modern Mining Technology Corp. (the “Issuer”) by wire transfer or electronic fund transfer to the following account:

For all incoming wires that are being sent in US funds:

Bank Name:	BMO Bank of Montreal
Bank Address:	First Bank Tower, 595 Burrard St., Vancouver, BC V7X 1L7
Bank No.	001
Transit No.	00040
Account No.	00044692529
Swift Code:	BOFMCAM2

Account Name:	McMillan LLP, In Trust
Address:	1500 Royal Centre, 1055 West Georgia Street, Vancouver, BC V6E 4N7

Correspondent (Intermediary) Bank: Wells Fargo Bank NA

Swift Code: PNBPUS3NNYC
Fedwire ABA#: 026005092

Please include the following details for all wire transfers:

284506-DMB - [enter investor name]

WE ARE NOT ABLE TO ACCEPT PAYMENT BY PERSONAL CHEQUE. UNDER NO CIRCUMSTANCE SHOULD YOU DIRECTLTY DEPOSIT A CHEQUE INTO OUR TRUST ACCOUNT. IT WILL BE REJECTED.

Acknowledgement

Each of the Subscriber and any third party paying the subscription funds hereunder (the “Subscription Funds”) to McMillan LLP on behalf of the Subscriber (a “Third Party Payor”), acknowledges and agrees that the Subscription Funds are being delivered to McMillan LLP (“McMillan”) to be held in trust pending the Closing (as hereinafter defined) of the Offering and hereby agree as follows:

1.	this Acknowledgement is incorporated into and forms part of the Subscription Agreement to which it is attached;

2.	the Subscription Funds are being advanced in connection with an irrevocable subscription to purchase securities of the Issuer and McMillan is irrevocably authorized and directed to hold the Subscription Funds in trust and pay the Subscription Funds to the Issuer on receiving notice of Closing of the Offering from the Issuer without further notice to or direction from the Subscriber or the Third Party Payor, if any;

3.	in the event that McMillan does not receive notice from the Issuer of the Closing of the Offering within 90 days of receipt of the Subscription Funds, or in the event that the Issuer provides notice to McMillan that the Offering has been terminated, McMillan is irrevocably authorized and directed to return the Subscription Funds to the Subscriber without further notice to or direction from the Subscriber or the Third Party Payor, if any, as follows:

(a)	for Subscription Funds that were received by wire transfer or electronic funds transfer, McMillan will return the Subscription Funds (less any applicable bank charges or fees) by wire transfer to the bank account from which the Subscription Funds were received; or

(b)	for Subscription Funds that were received by certified cheque or bank draft, McMillan will issue a trust cheque in the amount of the Subscription Funds (less any applicable bank charges or fees) in the name of the Subscriber, or if funds were received from a Third Party Payor in the name of the Third Party Payor, and will deliver such trust cheque to the address of the Subscriber or Third Party Payor, as the case may be, provided in the Subscription Agreement;

4.	funds paid in any currency other than United States dollars may be converted to United States dollars by McMillan, and neither McMillan or the Issuer is responsible for any loss resulting from such currency conversion;

5.	if the Subscription Funds were paid by a Third Party Payor, the Third Party Payor confirms that such Subscription Funds were paid on behalf of the Subscriber to be applied towards the Subscriber’s purchase of securities pursuant to the Subscription Agreement;

6.	McMillan has no duty or responsibility except as expressly set forth in this Acknowledgement in respect of the Subscription Funds, and no implied duty or obligation may be read into this Acknowledgement or the Subscription Agreement against it;

7.	McMillan is not liable for any action it takes or omits to take in good faith and in the exercise of its own best judgment, for any error in judgment made in good faith or for any mistake of fact or law, unless it is proved that McMillan acted fraudulently, intentionally in bad faith, or in gross negligence;

8.	McMillan may rely on, and is protected in acting upon, any judgment, order, notice, demand, direction, certificate or other instrument, paper or document which it may receive in connection with its duties under this Acknowledgement and which McMillan believes in good faith to be genuine and signed or presented by the proper persons, and may accept them as sufficient evidence of the facts stated in them. McMillan is in no way bound to call for further evidence (whether as to due execution, validity or effectiveness, or the jurisdiction of any court, or as to the truth of any fact), and is not responsible for any loss occasioned by its failing to do so;

9.	in the following circumstances, McMillan may, but is not required to: (i) refrain from taking any action under this Acknowledgement until it is jointly directed in writing by the Issuer, the Subscriber and the Third Party Payor (if any), or by an order of a court of competent jurisdiction from which no further appeal may be taken; or (ii) deposit the Subscription Funds with a court of competent jurisdiction in the Province of British Columbia:

(a)	if McMillan is uncertain as to its duties or rights under the Subscription Agreement (including this Acknowledgement);

(b)	if McMillan receives any instruction, claim or demand from any person relating to any matter under the Subscription Agreement (including this Acknowledgement) which, in McMillan's opinion, is in conflict with this Acknowledgement; or

(c)	if any of the parties to the Subscription Agreement, including McMillan, disagree about the interpretation of the Subscription Agreement (including this Acknowledgement), the release of the Subscription Funds under the Subscription Agreement (including this Acknowledgement) or about the rights and obligations of McMillan or the propriety of an action contemplated by McMillan under this Acknowledgement;

10.	upon McMillan depositing the Subscription Funds with a court in accordance with the Subscription Agreement (including this Acknowledgement), McMillan will be released from its duties and obligations under the Subscription Agreement (including this Acknowledgement);

11.	the provisions of the Subscription Agreement (including this Acknowledgement) relating to the protection of McMillan survive such release of the Subscription Funds;

12.	the Issuer and the Subscriber shall jointly and severally indemnify and save harmless McMillan of and from, and shall pay for, all actions, proceedings, losses, liabilities, costs, claims, damages, expenses (including legal fees and expenses on a solicitor and its own client basis) and demands that McMillan incurs or sustains in respect of any matter or thing it does pursuant to or in connection with the Subscription Agreement (including this Acknowledgement), or otherwise arising in connection with its receipt and handling of the Subscription Funds, except insofar as the same arose through McMillan’s fraud, intentional bad faith or gross negligence;

13.	McMillan has acted and/or may continue to act as legal counsel to the Issuer with respect to various matters, including the Closing of the Offering pursuant to the Subscription Agreement, and the instruments and transactions arising therefrom and McMillan will not, by virtue of holding the Subscription Funds in trust, be disqualified from continuing to act for or represent the Issuer in connection with any other matter and otherwise, including in any matter adverse to the Subscriber or the Third Party Payor;

14.	McMillan is not acting as legal counsel to the Subscriber or the Third Party Payor (if any) and the Subscriber and the Third Party Payor (if any) acknowledge that each has been advised to seek the advice of its independent legal counsel in connection with the execution of this Acknowledgement; and

15.	McMillan is a third-party beneficiary of the Subscription Agreement (including this Acknowledgement) and is entitled to enforce the provisions of the Subscription Agreement (including this Acknowledgement) in favour of McMillan against each of the Subscriber, the Third Party Payor and the Issuer.

Acknowledged and agreed by:

Subscriber:	Third Party Payor (if applicable):

(Name of Subscriber – please print)	(Name of Third Party Payor – please print)

(Authorized Signature of Subscriber)	(Authorized Signature of Third Party Payor)

(Official Capacity or Title if not an individual)	(Official Capacity or Title if not an individual)

INFORMATION REGARDING THE SUBSCRIBER

Please check the appropriate box (and complete the required information, if applicable) in each section:

1.	Security holdings. Prior to purchasing the securities under this Subscription Agreement, the Subscriber and all persons acting jointly and in concert with the Subscriber currently own, directly or indirectly, or exercise control or direction over (provide additional detail as applicable):

☐	_________________ common shares of the Issuer and/or the following other kinds of shares and convertible securities (including but not limited to convertible debt, warrants and options) entitling the Subscriber to acquire additional common shares or other kinds of shares of the Issuer:

☐	No shares of the Issuer or securities convertible into shares of the Issuer.

2.	Insider Status. The Subscriber either:

☐	Is an “Insider” of the Issuer by virtue of being:

(a)	a director or senior officer of the Issuer;

(b)	a director or senior officer of a company that is an Insider or subsidiary of the Issuer;

(c)	a person that beneficially owns or controls, directly or indirectly, voting shares of the Issuer carrying more than 10% of the voting rights attached to all the Issuer’s outstanding voting shares; or

(d)	the Issuer itself if it holds any of its own securities.

☐	Is not an Insider of the Issuer.

3.	Registrant status. The Subscriber either:

☐	is a person registered or required to be registered under the Securities Act (British Columbia) or other Canadian securities regulations;

☐	is not a person registered or required to be registered under the Securities Act (British Columbia) or other Canadian securities regulations.

THE ISSUER IS A CORPORATION EXISTING UNDER THE LAWS OF THE PROVINCE OF BRITISH COLUMBIA. THE ISSUER IS NEITHER A REPORTING COMPANY UNDER THE UNITED STATES SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (THE “EXCHANGE ACT”), NOR A “REPORTING ISSUER” IN ANY JURISDICTION OF CANADA AS THAT TERM IS DEFINED UNDER APPLICABLE SECURITIES LAWS IN CANADA. NO SECURITIES OF THE ISSUER ARE LISTED ON ANY STOCK EXCHANGE OR QUOTED ON ANY QUOTATION OR TRADE REPORTING SYSTEM. THERE IS NO ASSURANCE THAT THE ISSUER WILL BECOME A REPORTING COMPANY UNDER THE EXCHANGE ACT OR A “REPORTING ISSUER” IN CANADA, OR THAT THERE WILL EVER BE A MARKET FOR SECURITIES OF THE ISSUER. THE SECURITIES OF THE ISSUER SUBSCRIBED FOR HEREUNDER MAY BE SUBJECT TO INDEFINITE RESALE RESTRICTIONS UNDER APPLICABLE SECURITIES LAWS. INVESTORS ARE URGED TO CONSULT WITH THEIR PROFESSIONAL ADVISORS WITH RESPECT TO RESALE RESTRICTIONS APPLICABLE TO SECURITIES OF THE ISSUER.

Re:	Purchase of Debentures Exempt from Prospectus Requirements

1.	Definitions

1.1	(a) “Accredited Investor” means a Subscriber resident in Canada who is an accredited investor as defined in Section 1.1 of NI 45-106 or under the Securities Act (Ontario) if the Subscriber is a resident in Ontario;

(b) “Applicable Securities Laws” means the securities legislation having application and the rules, policies, notices and orders issued by applicable securities regulatory authorities;

(c) “Canadian Listing” means the listing of the Shares for trading on the TSX-V or another Canadian stock exchange at any time prior to the Maturity Date;

(d) “Closing” means a completion of an issue and sale by the Issuer and the purchase by the Subscriber of the Debentures pursuant to this Subscription Agreement on the Closing Date. Closings may occur on one or more dates as the Issuer may determine;

(e) “Closing Date” means the date of the Closing, as determined by this Issuer in its sole discretion;

(f) “consultant” means, for an issuer, a person, other than an employee, executive officer, or director of the issuer or of a related entity of the issuer, that

(i) is engaged to provide services to the issuer or a related entity of the issuer, other than services provided in relation to a distribution,

(ii) provides the services under a written contract with the issuer or a related entity of the issuer, and

(iii) spends or will spend a significant amount of time and attention on the affairs and business of the issuer or a related entity of the issuer and includes, for an individual consultant, a corporation of which the individual consultant is an employee or shareholder, and a partnership of which the individual consultant is an employee or partner;

(g) “Conversion” has the meaning assigned to it in Section 3.2;

(h) “Conversion Price” has the meaning assigned to it in Section 3.2;

(i) “Debenture” means an unsecured convertible debenture of the Issuer;

(j) “Debenture Certificate” means the certificate to be issued to the Subscriber that will be dated as of the Closing Date which will contain the terms and conditions that govern the Debentures;

(k) “Employee, Executive Officer, Director and Consultant Exemptions” means the exemption from the prospectus requirements found in Section 2.24 of NI 45-106;

(l) “Exemptions” means the exemptions from the registration and prospectus or equivalent requirements under Applicable Securities Laws;

(m) “Family, Friends and Business Associates Exemptions” means the exemptions from the prospectus requirements found in Sections 2.5 – 2.7 of NI 45-106;

(n) “fully managed” in relation to an account, means that the Subscriber has the discretion as to the account as contemplated by Applicable Securities Laws;

(o) “International Jurisdiction” means a country other than Canada or the United States;

(p) “IPO Price” means the price per security of the Issuer’s initial public offering in the event of a U.S. Listing or a Canadian Listing, as applicable;

(q) “Issue Date” has the meaning assigned to it in Section 3.2;

(r) “Listing Event” means the earlier to occur of a Canadian Listing or a U.S. Listing;

(s) “material” means material in relation to the Issuer and any subsidiary considered on a consolidated basis;

(t) “material change” means any change in the business, operations, assets, liabilities, ownership or capital of the Issuer and any subsidiary considered on a consolidated basis that would reasonably be expected to have a significant effect on the market price or value of the Issuer’s securities;

(u) “material fact” means any fact that significantly affects or would reasonably be expected to have a significant effect on the market price or value of the Issuer’s securities;

(v) “Maturity Date” has the meaning assigned to it in Section 3.2;

(w) “Minimum Investment Amount Exemption” means the exemption from the prospectus requirements under Applicable Securities Laws for subscriptions made by non-individual Subscriber of CDN$150,000 paid in cash at the time of Closing and which does not require the Subscriber to be an Accredited Investor;

(x) “misrepresentation” is as defined under Applicable Securities Laws;

(y) “NI 45-106” means National Instrument 45-106 – Prospectus Exemptions in the form adopted by the securities commissions in all provinces and territories of Canada (a copy is available online at www.bcsc.bc.ca);

(z) “Offering” means the sale by the Issuer of Debentures on the terms set forth in this Subscription Agreement. There is no minimum aggregate Offering and the Issuer reserves the right to decrease or increase the size of the Offering at its discretion;

(aa) “permitted assign” means, for a person that is an employee, executive officer, director or consultant of the Issuer or of a related entity of the Issuer,

(i) a trustee, custodian, or administrator acting on behalf of, or for the benefit of the person,

(ii) a holding entity of the person,

(iii) an RRSP or a RRIF of the person,

(iv) a spouse of the person,

(v) a trustee, custodian, or administrator acting on behalf of, or for the benefit of the spouse of the person,

(vi) a holding entity of the spouse of the person, or

(vii) an RRSP or a RRIF of the spouse of the person;

(bb) “person” means and includes any individual, corporation, partnership, firm, joint venture, syndicate, association, trust, government, governmental agency or board or commission or authority, and any other form of entity or organization;

(cc) “Regulation D” means Regulation D under the U.S. Securities Act;

(dd) “Regulation S” means Regulation S under the U.S. Securities Act;

(ee) “Schedules” means the schedules attached hereto and forming part hereof and comprising of:

(i)	A	Accredited Investor Certificate;

(ii)	B	Family, Friends and Business Associates Certifications; and

(iii)	C	U.S. Purchaser Certificate.

(ff) “Securities” means, collectively, the Debentures, the underlying Units, the underlying Shares, the underlying Warrants and the underlying Warrant Shares;

(gg) “Share” means a common share without par value in the capital of the Issuer;

(hh) “Subscriber” means the person or persons named as a Subscriber on the execution page of this Subscription Agreement and if more than one person is so named, means all of them jointly and severally;

(ii) “Subscription Agreement” or “Agreement” means this subscription agreement between the Subscriber and the Issuer, including all Schedules incorporated by reference, as it may be amended or supplemented from time to time;

(jj) “TSX-V” means the TSX Venture Exchange;

(kk) “U.S. Person” means a U.S. Person as defined in Regulation S (the definition of which includes, but is not limited to, (i) any natural person resident in the United States, (ii) any partnership or corporation organized or incorporated under the laws of the United States, (iii) any partnership or corporation organized outside of the United States by a U.S. Person principally for the purpose of investing in securities not registered under the U.S. Securities Act, unless it is organized, or incorporated, and owned, by accredited investors who are not natural persons, estates or trusts, and (iv) any estate or trust of which any executor or administrator or trustee is a U.S. Person;

(ll) “U.S. Listing” means the listing of the Shares for trading on the Nasdaq Stock Market or another United States stock exchange at any time prior to the Maturity Date;

(mm) “U.S. Purchaser” is (a) any “U.S. Person” as defined in Regulation S, (b) any person purchasing the Debentures on behalf of any “U.S. Person” or any person in the United States, (c) any person who receives or received an offer of the Debentures while in the United States, or (d) any person who is or was in the United States at the time the Subscriber’s buy order was made or this Agreement was executed or delivered;

(nn) “U.S. Securities Act” means the Securities Act of 1933, as amended, of the United States of America;

(oo) “United States” means the United States of America, its territories, any State of the United States and the District of Columbia;

(pp) “Unit” has the meaning assigned to it in Section 3.2;

(qq) “Warrant” means a whole common share purchase warrant of the Issuer, which one-half of one Warrant will be issued by the Issuer as part of each Unit, with additional terms described in Section 3.2; and

(rr) “Warrant Share” means a Share issued upon the exercise of a Warrant in accordance with its terms and payment thereof.

1.2	Words and phrases which are used in this Subscription Agreement and all Schedules thereto and which are defined in NI 45-106 will have the meaning ascribed thereto in NI 45-106, unless otherwise specifically defined in Section 1.1 of this Subscription Agreement.

2.	Prospectus Exempt Subscription Commitment

2.1 The Subscriber (on its own behalf and, if applicable, on behalf of each person on whose behalf the Subscriber is contracting) hereby irrevocably subscribes for and agrees to purchase from the Issuer, subject to the terms and conditions set forth herein, Debentures in the principal amount set out on page 22 (the “Principal Amount”) on the execution page of this Subscription Agreement. Subject to the terms hereof, this Subscription Agreement will be deemed to have been made and be effective only upon its acceptance by the Issuer.

2.2 The Subscriber (on its own behalf and, if applicable, on behalf of each person on whose behalf the Subscriber is contracting) acknowledges and agrees that the Issuer reserves the right, in its absolute discretion, to reject this subscription for Debentures, in whole or in part, at any time prior to the Closing Date notwithstanding prior receipt by the Subscriber of a notice of acceptance of this subscription. Upon the Issuer’s acceptance of this subscription, this Subscription Agreement will constitute an agreement for the purchase by the Subscriber from the Issuer, and for the Issuer to issue and sell to the Subscriber, the Debentures in the Principal Amount set out on the execution page hereof and on the terms and conditions set out herein. If this subscription is rejected in whole, any cheques or other forms of payment delivered to the Issuer representing payment for the Debentures subscribed for herein will be promptly returned to the Subscriber without interest or deduction. If this subscription is accepted only in part, a cheque representing any refund for that portion of the subscription for the Debentures which is not accepted will be promptly delivered to the Subscriber by the Issuer without interest or deduction. The Subscriber agrees the Issuer may treat the subscription proceeds as an interest-free loan and use such proceeds from time to time in its discretion until the earlier of the Closing Date or the date that the Issuer rejects the subscription.

3.	Description of Securities – Debentures

3.1 The Subscriber acknowledges (on its own behalf and, if applicable, on behalf of each person on whose behalf the Subscriber is contracting) that there is no minimum principal amount of Debentures that must be purchased as a condition to closing the Offering and therefore the subscription amount tendered herewith may be releasable to the Issuer on the Closing Date notwithstanding the aggregate principal amount of Debentures issued pursuant to the Offering.

3.2 The Debentures will be governed by the Debenture Certificate which will contain provisions to the following effect:

(a) Registration Instructions. The Debentures will be issued and registered in the name shown at page 22 under “Registration and Delivery Instructions”, or if that name has not been completed, then in the Subscriber’s name.

(b) Interest Rate. The Debenture will bear interest from the date of issue (the “Issue Date”) at 5.0% per annum, calculated and paid on the Maturity Date (as defined below).

(c) Term. Repayment of the Principal Amount on the Debenture, together with interest accrued but unpaid, will be made on or prior to 5:00 p.m. (Vancouver time) on that date (the “Maturity Date”) which is 36 months following the Issue Date.

(d) Automatic Conversion. The Principal Amount plus any accrued and unpaid interest will automatically convert into Shares or units of the Issuer (the “Units”) on the occurrence of a Listing Event (the “Conversion”), as follows and at the following conversion price (the “Conversion Price”):

(i) in the event the Issuer completes a Canadian Listing, the Principal Amount plus any accrued and unpaid interest will convert into Units at a Conversion Price will be a 20% discount to the IPO Price and each whole Warrant will be exercisable for one Warrant Share at a price equal to a 218% premium to the IPO Price for a period of 24 months from the date of the Canadian Listing; and

(ii) in the event the Issuer completes a U.S. Listing, the Principal Amount plus any accrued and unpaid interest will convert into Shares at a Conversion Price equal to the lesser of (A) a 40% discount to the IPO Price, and (B) USD $5.00, and shall be subject to a six month hold period from the completion of a U.S. Listing.

Each Unit will consist of one Share and one-half of one Warrant. There is no guarantee that the Issuer will complete an initial public offering or will list the Shares on the TSX-V, the Nasdaq Stock Market or any other stock exchange.

(e) Rank. The Debentures will rank pari-passu with each other series of Debentures issued under this Offering.

(f) Escrow Conditions. The Debentures shall be subject to escrow as required by Applicable Securities Laws or stock exchange policies or any escrow conditions the Issuer may impose on the Debentures, Shares, Warrants or Warrant Shares. Any Securities required to be held in escrow will be released in accordance with Applicable Securities Laws, stock exchange polices or the terms of an escrow agreement. Subscriber acknowledges and agrees that if the Subscriber is required to execute and deliver an escrow agreement, the Subscriber shall execute and deliver such escrow agreement, failing which the Subscriber shall be deemed to have surrendered the Subscriber’s Securities to the Issuer as a gift for cancellation and will receive no consideration for such cancellation.

4.	Closing

4.1 Prior to Closing, the Subscriber will deliver to the offices of the Issuer aggregate subscription funds and subscription documents completed in accordance with the instructions on the face page of this Agreement, or arrange for electronic transfer of certified funds. Alternatively, the Subscriber will deliver certified funds to the Issuer against concurrent delivery by the Issuer of certificates representing the Debentures. On request by the Issuer, the Subscriber agrees to complete and deliver any other documents, questionnaires, notices and undertakings as may possibly be required by regulatory authorities, stock exchanges and Applicable Securities Laws to complete the transactions contemplated by this Agreement. Closing will occur on the Closing Date at which time certificates representing the Debentures will be available against payment of funds for delivery to the Subscriber, as the Subscriber will instruct. The Subscriber hereby waives receiving any prior notice of Closing.

5.	Privacy Legislation

5.1 The Subscriber acknowledges and consents to the fact that the Issuer is collecting the Subscriber’s (and any beneficial purchaser for which the Subscriber is contracting hereunder) personal information (as that term is defined under applicable privacy legislation, including, without limitation, the Personal Information Protection and Electronic Documents Act (Canada) and any other applicable similar replacement or supplemental provincial or federal legislation or laws in effect from time to time) for the purpose of completing the Subscriber’s subscription. The Subscriber acknowledges and consents to the Issuer retaining the personal information for so long as permitted or required by applicable law or business practices. The Subscriber further acknowledges and consents to the fact that the Issuer may be required by Applicable Securities Laws, stock exchange rules and/or Investment Industry Regulatory Organization of Canada rules to provide regulatory authorities any personal information provided by the Subscriber respecting itself (and any beneficial purchaser for which the Subscriber is contracting hereunder). The Subscriber represents and warrants that it has the authority to provide the consents and acknowledgements set out in this paragraph on behalf of all beneficial purchasers for which the Subscriber is contracting. In addition to the foregoing, the Subscriber agrees and acknowledges that the Issuer may use and disclose the Subscriber’s personal information, or that of each beneficial purchaser for whom the Subscriber are contracting hereunder, as follows:

(a) for internal use with respect to managing the relationships between and contractual obligations of the Issuer and the Subscriber or any beneficial purchaser for whom the Subscriber is contracting hereunder;

(b) for use and disclosure to the Issuer’s transfer agent and registrar;

(c) for use and disclosure for income tax related purposes, including without limitation, where required by law, disclosure to Canada Revenue Agency;

(d) disclosure to securities regulatory authorities (including the TSX-V, the Nasdaq Stock Market or any stock exchange) and other regulatory bodies with jurisdiction with respect to reports of trade and similar regulatory filings;

(e) disclosure to a governmental or other authority (including the TSX-V, the Nasdaq Stock Market or any stock exchange) to which the disclosure is required by court order or subpoena compelling such disclosure and where there is no reasonable alternative to such disclosure;

(f) disclosure to professional advisers of the Issuer in connection with the performance of their professional services;

(g) disclosure to any person where such disclosure is necessary for legitimate business reasons and is made with the Subscriber’s prior written consent;

(h) disclosure to a court determining the rights of the parties under this Subscription Agreement; or

(i) for use and disclosure as otherwise required or permitted by law.

If the Subscriber is resident in a jurisdiction of Canada, the Subscriber acknowledges that the Subscriber (a) has been notified by the Issuer of the delivery to the securities regulatory authorities in the Qualifying Jurisdictions of the information pertaining to the Subscriber as set out in Form 45-106F1- Report of Exempt Distribution; that this information is being collected by such securities regulatory authorities under the authority granted in securities legislation; that this information is being collected for the purposes of the administration and enforcement of the securities legislation of the local jurisdiction; and of the title, business address and business telephone of the public official in the local jurisdiction, as set out in Form 45-106F1- Report of Exempt Distribution, who can answer questions about such securities regulatory authorities’ indirect collection of the information, and (b) has authorized the indirect collection of the information by such securities regulatory authorities. The contact information for such securities regulatory authorities are attached as Schedule D.

6.	Subscriber’s Acknowledgements – Regarding Risk, Restrictions, Independent Advice and Advancement of Subscription Proceeds to the Issuer

6.1 The Subscriber represents and warrants and acknowledges and agrees with the Issuer that:

(a) the Subscriber acknowledges that: (i) the Debentures, the Shares, the Warrants and the Warrant Shares are not listed on the TSX-V, the Nasdaq Stock Market or on any other stock exchange, and there is no trading market for these securities; (ii) the Subscriber has no present need for liquidity in its or his investment in the Issuer, and is in a financial position to bear the economic risk of the Debentures for an indefinite period of time and to withstand a complete loss of its or his investment in the Debentures;

(b) no prospectus has been filed by the Issuer with any securities commission or similar authority, in connection with the issuance of the Securities, and the issuance and the sale of the Securities is subject to such sale being exempt from the prospectus/registration requirements under Applicable Securities Laws and accordingly:

(i) the Subscriber is restricted from using certain of the civil remedies available under such legislation;

(ii) the Subscriber may not receive information that might otherwise be required to be provided to it under such legislation; and

(iii) the Issuer is relieved from certain obligations that would otherwise apply under such legislation;

(c) the Subscriber (or others for whom the Subscriber is contracting hereunder) has been advised to consult its own legal advisors with respect to the merits and risks of an investment in the Securities and with respect to applicable resale restrictions and it (or others for whom it is contracting hereunder) is solely responsible (and the Issuer is in no way responsible) for compliance with applicable resale restrictions;

(d) the offer made by this Subscription Agreement is irrevocable (subject to the right of the Issuer to terminate this Subscription Agreement) and requires acceptance by the Issuer;

(e) this Subscription Agreement is not enforceable by the Subscriber unless it has been accepted by the Issuer and the Subscriber waives any requirement on the Issuer’s behalf to communicate immediately its acceptance of this Subscription Agreement to the Subscriber;

(f) the Subscriber has relied only upon publicly available information relating to the Issuer and not upon any verbal or written representation as to fact, and the Subscriber acknowledges that the Issuer has not made any written representations, warranties or covenants in respect of such publicly available information, except as set forth in this Subscription Agreement. Without limiting the generality of the foregoing, except as may be provided herein, no person has made any written or oral representation to the Subscriber that any person will re-sell or re-purchase the Debentures, or refund any of the purchase price of the Debentures, or that the Debentures will be listed on any exchange or quoted on any quotation and trade reporting system, or that application has been or will be made to list any such security on any exchange or quote the security on any quotation and trade reporting system, and no person has given any undertaking to the Subscriber relating to the future value or price of the Debentures;

(g) the Securities are speculative investments which involve a substantial degree of risk and the Subscriber may lose its entire investment in the Securities;

(h) the Subscriber is sophisticated in financial investments, has had access to and has received all such information concerning the Issuer that the Subscriber has considered necessary in connection with the Subscriber’s investment decision and the Subscriber will not receive an offering memorandum or similar disclosure document;

(i) no agency, governmental authority, regulatory body, stock exchange or other entity has made any finding or determination as to the merit for investment of, nor have any such agencies or governmental authorities made any recommendation or endorsement with respect to, the Securities;

(j) the Subscriber acknowledges that the Issuer may complete additional financings in the future which may have a dilutive effect on existing shareholders at such time, including the Subscriber, if and when the Debentures are converted into Units;

(k) the Issuer will rely on the representations and warranties made herein or otherwise provided by the Subscriber to the Issuer in completing the sale and issue of the Debentures to the Subscriber;

(l) the Subscriber and, if applicable, the beneficial purchaser, is not subscribing for the Debentures as a result of any form of general solicitation or general advertising, including advertisements, articles, notices or other communication published in any newspaper, magazine or similar media or broadcast over radio, television or internet or any seminar or meeting whose attendees have been invited by general solicitation or general advertising; and

(m) the funds representing the aggregate subscription price for the Subscriber’s Debentures, which will be advanced by the Subscriber hereunder, will not represent proceeds of crime for the purposes of the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada) and the Subscriber acknowledges that the Issuer may in the future be required by law to disclose the Subscriber’s name and other information relating to this Subscription Agreement and the Subscriber’s subscription hereunder, on a confidential basis, pursuant to such Act. To the best of its knowledge: (a) none of the subscription funds to be provided by the Subscriber (i) have been or will be derived from or related to any activity that is deemed criminal under the law of Canada, the United States of America, or any other jurisdiction, or (ii) are being tendered on behalf of a person or entity who has not been identified to the Subscriber; and (b) the Subscriber shall promptly notify the Issuer if the Subscriber discovers that any of such representations ceases to be true, and to provide the Issuer with appropriate information in connection therewith.

6.2 The Subscriber hereby acknowledges and agrees that the subscription proceeds, together with all subscription documents completed in the manner described herein, subject to any statutory rights of the Subscriber, will be provided to the Issuer prior to the Closing Date. All subscription proceeds provided to the Issuer as contemplated herein may be used by the Issuer forthwith and from time to time in its sole discretion and will form an interest-free loan from the Subscriber to the Issuer and in the event that the Closing fails to occur, for any reason, the Subscriber will be deemed to have loaned the subscription proceeds to the Issuer, repayable on demand.

7.	Subscriber’s Exemption Status

7.1 The Subscriber, by its execution of this Subscription Agreement, hereby further represents, warrants to, and covenants with, the Issuer (which representations, warranties and covenants will survive the Closing of the Offering) that the Subscriber is purchasing the Debentures as principal for its own account or for the account or benefit of the beneficial owner disclosed on page 22, and not with a view to the resale or distribution of the Debentures, and one of the following Exemptions applies to the Subscriber:

(a) Family, Friends and Business Associates Exemptions

(i) The Subscriber is a resident of a Province or Territory of Canada other than Ontario, and is:

(A) a director, executive officer or control person of the Issuer, or of an affiliate of the Issuer,

(B) a spouse, parent, grandparent, brother, sister, child or grandchild of a director, executive officer or control person of the Issuer, or of an affiliate of the Issuer,

(C) a parent, grandparent, brother, sister, child or grandchild of the spouse of a director, executive officer or control person of the Issuer or of an affiliate of the Issuer,

(D) a close personal friend of a director, executive officer or control person of the Issuer, or of an affiliate of the Issuer,

(E) a close business associate of a director, executive officer or control person of the Issuer, or of an affiliate of the Issuer,

(F) a founder of the Issuer or a spouse, parent, grandparent, brother, sister, child, grandchild , close personal friend or close business associate of a founder of the Issuer,

(G) a parent, grandparent, brother, sister, child or grandchild of a spouse of a founder of the Issuer,

(H) a person of which a majority of the voting securities are beneficially owned by, or a majority of the directors are, persons described in paragraphs (A) to (G), or

(I) a trust or estate of which all of the beneficiaries or a majority of the trustees or executors are persons described in paragraphs (A) to (G);

(ii) If the Subscriber is a resident of Saskatchewan, the Subscriber must complete and sign the Form - 45-106F5 – Risk Acknowledgement Saskatchewan Close Personal Friends and Close Business Associates attached hereto as Appendix 2 to Schedule B;

(iii) The Subscriber is a resident of Ontario and is not an investment fund, and has concurrently executed and delivered a Form 45-106F12 – Risk Acknowledgement Form for Family, Friends and Business Associates in the form attached as Appendix 1 to Schedule B and signed by all of the following:

(A) the purchaser;

(B) an executive officer of the Issuer other than the purchaser;

(C) if the purchaser is a person referred to under paragraph 7.1(a)(i)(B), the director, executive officer or control person of the issuer or an affiliate of the issuer who has the specified relationship with the purchaser;

(D) if the purchaser is a person referred to under paragraph 7.1(a)(i)(C), the director, executive officer or control person of the issuer or an affiliate of the issuer whose spouse has the specified relationship with the purchaser;

(E) if the purchaser is a person referred to under paragraph 7.1(a)(i)(D) or (i)(E), the director, executive officer or control person of the issuer or an affiliate of the issuer who is a close personal friend or a close business associate of the purchaser; and

(F) the founder of the Issuer, if the purchaser is a person referred to in paragraph 7.1(a)(i)(F) and (i)(G) other than the founder of the Issuer; and

(iv) the Subscriber has concurrently executed and delivered a certificate in the form attached as Schedule B attached hereto.

(b) Employee, Executive Officer, Director and Consultant Exemptions

The Subscriber is:

(i) an employee, executive officer, director or consultant of the Issuer,

(ii) an employee, executive officer, director or consultant of a related entity of the Issuer, or

(iii) a permitted assign of a person referred to in paragraphs (i) or (ii)

and the Subscriber’s purchase is voluntary;

(c) Minimum Amount Exemption

The Subscriber is not an individual and the aggregate acquisition cost of purchasing the Debentures will not be less than CDN$150,000 paid in cash at the time of purchase, and the Subscriber has not been created or used solely to purchase or hold the Debentures in reliance on this Exemption; or

(d) Accredited Investor Exemption

(i) The Subscriber is an “Accredited Investor” and the Subscriber has properly completed and duly executed the Accredited Investor Certificate attached to this Subscription Agreement as Schedule A indicating the means by which the Subscriber is an Accredited Investor and confirms the truth and accuracy of all statements made by the Subscriber in such certificate; and

(ii) If the Subscriber is an individual, the Subscriber has concurrently executed and delivered Form 45-106F9 – Form for Individual Accredited Investors in the form attached as Appendix 2 to Schedule A hereto.

7.2	Subscriber Outside of Canada and the United States

If the Subscriber is resident in an International Jurisdiction (excluding, for greater certainty, the United States), the Subscriber certifies in particular that it is not resident in British Columbia, and:

(a) the Subscriber further certifies that it qualifies for any one or more of:

(i) the Family, Friends and Business Associates Exemptions described in paragraph 7.1(a), and the Subscriber has executed and delivered the Family, Friends and Business Associates Certifications in the form attached as Schedule B attached hereto,

(ii) the Employee, Executive Officer, Director and Consultant Exemptions described in paragraph 7.1(b),

(iii) the Minimum Investment Amount Exemption described in paragraph 7.1(c), or

(iv) the Accredited Investor Exemption described in paragraph 7.1(d), and the Subscriber has: (A) completed and executed an Accredited Investor Certificate in the form attached as Schedule A, and (B) if applicable, completed and executed a Form 45-106F9 – Form for Individual Accredited Investors in the form attached as Appendix 2 to Schedule A hereto;

(b) the Subscriber represents, warrants, acknowledges and agrees that:

(i) no securities commission or similar regulatory authority has reviewed or passed on the merits of the Securities;

(ii) there is no government or other insurance covering the Securities;

(iii) there are risks associated with the purchase of the Debentures;

(iv) there are restrictions on the Subscriber’s ability to resell the Securities and it is the responsibility of the Subscriber to determine what those restrictions are and to comply with them before selling the Securities;

(v) the Subscriber is knowledgeable of securities legislation having application or jurisdiction over the Subscriber and the Offering (other than the laws of Canada and the United States) which would apply to this Subscription Agreement;

(vi) the Issuer is offering and selling the Debentures and the Subscriber is purchasing the Debentures pursuant to exemptions from the prospectus and similar requirements under the applicable securities laws of the International Jurisdiction or, if such is not applicable, the Issuer is permitted to offer and sell the Debentures and the Subscriber is permitted to purchase the Debentures under the applicable securities laws of such International Jurisdiction without the need to rely on exemptions;

(vii) the applicable securities laws of the International Jurisdiction do not require the Issuer to prepare and/or file any documents or be subject to ongoing reporting requirements or seek any approvals of any kind whatsoever in respect of the offer and sale of the Debentures to the Subscriber from any regulatory authority of any kind whatsoever in the International Jurisdiction; and

(viii) the Debentures are being acquired for investment only and not with a view to resale and distribution within the International Jurisdiction; and

(ix) the Subscriber will, if requested by the Issuer, deliver to the Issuer a certificate or opinion of local counsel from the International Jurisdiction which will confirm the matters referred to in subparagraphs (vi) above to the satisfaction of the Issuer, acting reasonably.

7.3	Additional Representations and Acknowledgements Applicable to U.S. Purchasers.

If the Subscriber is a U.S. Purchaser, the Subscriber:

(a) represents and warrants that the Subscriber is either:

(i) a discretionary or similar account (other than an estate or trust) that is excluded from the definition of “U.S. Person” pursuant to Rule 902(k)(2)(i) of Regulation S under the U.S. Securities Act and is held on behalf of a person that is not a U.S. Person by a dealer or other professional fiduciary organized, incorporated, or (if an individual) resident in the United States; or

(ii) a U.S. Person or is located in the United States and is an “accredited investor” as defined in Regulation D of the U.S. Securities Act (a “U.S. Accredited Investor”), and is acquiring the Debentures for its own account or for the account of a U.S. Accredited Investor as to which it exercises sole investment discretion, to be held for investment only and not with a view to any resale, distribution or other disposition of the Debentures in violation of United States securities laws or applicable state securities laws; and

IN EITHER CASE, the Subscriber has properly completed and duly executed a U.S. Purchaser Certificate attached to this Subscription Agreement as Schedule C, and confirms the truth and accuracy of all statements made by the Subscriber in such certificate.

(b) acknowledges and agrees that:

(i) no securities commission or similar regulatory authority has reviewed or passed on the merits of the Securities;

(ii) there is no government or other insurance covering the Securities;

(iii) there are risks associated with the purchase of the Securities;

(iv) there are restrictions on the Subscriber’s ability to resell the Securities and it is the responsibility of the Subscriber to determine what those restrictions are and to comply with them before selling the Securities; and

(v) the Issuer is relying on an exemption from the requirements to provide the Subscriber with a prospectus and to sell the Securities through a person registered to sell the Securities under Applicable Securities Laws and, as a consequence of acquiring securities pursuant to this exemption, certain protections, rights and remedies provided by Applicable Securities Laws, including statutory rights of rescission or damages, will not be available to the Subscriber.

7.4	Other General Representations Applicable to All Subscribers

(a) the Subscriber has no knowledge of a “material fact” or “material change”, as those terms are defined herein, in respect of the affairs of the Issuer that has not been generally disclosed to the public;

(b) the Subscriber (and, if applicable, any beneficial purchaser for whom it is acting) is resident in the jurisdiction set out under the heading “Name and Address of Subscriber” on the execution page of this Subscription Agreement;

(c) the Subscriber is of legal age and has the legal capacity and competence to enter into and execute this Subscription Agreement and to take all actions required pursuant hereto and, if the Subscriber is a corporation, it is duly incorporated and validly subsisting under the laws of its jurisdiction of incorporation and all necessary approvals by its directors, shareholders and others have been obtained to authorize execution of this Subscription Agreement on behalf of the Subscriber;

(d) the entering into of this Subscription Agreement and the transactions contemplated hereby do not result in the violation of any of the terms and provisions of any law applicable to, or the constating documents of, the Subscriber or of any agreement, written or oral, to which the Subscriber may be a party or by which the Subscriber is or may be bound;

(e) the Subscriber has duly and validly authorized, executed and delivered this Subscription Agreement and understands it is intended to constitute a valid and binding agreement of the Subscriber enforceable against the Subscriber;

(f) in connection with the Subscriber’s investment in the Debentures, the Subscriber has not relied upon the Issuer for investment, legal or tax advice, and has, in all cases sought the advice of the Subscriber’s own personal investment advisor, legal counsel and tax advisers or has waived its rights thereto and the Subscriber is either experienced in or knowledgeable with regard to the affairs of the Issuer, or either alone or with its professional advisors is capable, by reason of knowledge and experience in financial and business matters in general, and investments in particular, of evaluating the merits and risks of an investment in the Debentures and is able to bear the economic risk of the investment and it can otherwise be reasonably assumed to have the capacity to protect its own interest in connection with the investment in the Debentures;

(g) no person has made to the Subscriber any written or oral representations:

(i) that any person will resell or repurchase the Securities;

(ii) that any person will refund the purchase price for the Securities;

(iii) as to the future price or value of the Securities; or

(iv) that the Securities will be listed and posted for trading on a stock exchange or that application has been made to list and post the Securities for trading on a stock exchange;

Not a person in the United States or a U.S. Person

(h) Unless the Subscriber completes the U.S. Purchaser Certificate included herein as Schedule C (in which case the Subscriber represents, warrants and covenants to the Issuer as to the accuracy of all matters set out therein) in connection with a purchase of the Securities made in reliance on Regulation D, the Subscriber represents and warrants that:

(i) the Securities are not being acquired, directly or indirectly, for the account or benefit of a U.S. Person or a person in the United States and the Subscriber does not have any agreement or understanding (either written or oral) with any U.S. Person or a person in the United States respecting:

(A) the transfer or assignment of any rights or interests in any of the Securities;

(B) the division of profits, losses, fees, commissions, or any financial stake in connection with this Subscription Agreement; or

(C) the voting of the Securities; and

(ii) the Subscriber has no intention to distribute either directly or indirectly any of the Securities in the United States or to U.S. Persons;

(iii) the Subscriber represents that the current structure of this transaction and all transactions and activities contemplated hereunder is not a scheme to avoid the registration requirements of the U.S. Securities Act;

(iv) the Subscriber is a not a “U.S. Person” and is not purchasing the Securities for the account or benefit of any U.S. Person or a person in the United States or for offering, resale or delivery for the account or benefit of any U.S. Person or a person in the United States;

(v) the Subscriber was outside the United States at the time of execution and delivery of this Subscription Agreement within the meaning of Regulation S;

(vi) no offers to sell the Securities were made by any person to the Subscriber while the Subscriber was in the United States;

(vii) the Subscriber acknowledges that the Securities have not been registered under the U.S. Securities Act, and may not be offered or sold in the United States or to a U.S. Person unless an exemption from such registration requirements is available. The Subscriber understands that the Issuer has no obligation or present intention of filing a registration statement under the U.S. Securities Act in respect of the Securities; and

(viii) the Subscriber will not engage in any directed selling efforts (as defined by Regulation S under the U.S. Securities Act) in the United States in respect of the Securities, which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of conditioning the market in the United States for the resale of the Securities.

Compliance with Resale Laws

(i) the Subscriber will comply with Applicable Securities Laws and, if applicable, Rule 904 of Regulation S concerning the resale of the Securities and all related restrictions (and the Issuer is not in any way responsible for such compliance) and will speak and consult with its own legal advisors with respect to such compliance;

Own Expense

(j) the Subscriber acknowledges and agrees that all costs and expenses incurred by the Subscriber (including any fees and disbursements of any special counsel or other advisors retained by the Subscriber) relating to the purchase of the Debentures will be borne by the Subscriber; and

Indemnity

(k) the foregoing acknowledgements are made by the Subscriber with the intent that they be relied upon by the Issuer in determining its suitability as a purchaser of the Debentures, and the Subscriber hereby agrees to indemnify the Issuer against all losses, claims, costs, expenses and damages or liabilities which the Issuer may suffer or incur as a result of reliance thereon.

8.	The Issuer’s Representations

8.1 The Issuer represents and warrants to the Subscriber that, as of the date of this Subscription Agreement and at Closing hereunder:

(a) the Issuer and any subsidiaries are valid and subsisting corporations duly incorporated and in good standing under the laws of the jurisdictions in which they are incorporated, continued or amalgamated;

(b) the Issuer has complied, or will comply, with all applicable corporate and securities laws and regulations in connection with the offer, sale and issuance of the Securities;

(c) no offering memorandum has been or will be provided to the Subscriber;

(d) the creation, issuance and sale of the Securities by the Issuer does not and will not conflict with and does not and will not result in a breach of any of the terms, conditions or provisions of its constating documents or any agreement or instrument to which the Issuer is a party;

(e) the Securities will, at the time of issue, be duly allotted, validly issued, fully paid and non-assessable and will be free of all liens, charges and encumbrances and the Issuer will reserve sufficient shares in the treasury of the Issuer to enable it to issue the Shares and Warrant Shares;

(f) this Subscription Agreement, when accepted, will have been duly authorized by all necessary corporate action on the part of the Issuer and, subject to acceptance by the Issuer, will constitute a valid obligation of the Issuer legally binding upon it and enforceable in accordance with its terms;

(g) neither the Issuer nor any of its subsidiaries is a party to any actions, suits or proceedings which could materially affect its business or financial condition, and to the best of the Issuer’s knowledge no such actions, suits or proceedings have been threatened as at the date hereof; and

(h) no order ceasing or suspending trading in the securities of the Issuer nor prohibiting sale of such securities has been issued to the Issuer or its directors, officers or promoters and to the best of the Issuer’s knowledge no investigations or proceedings for such purposes are pending or threatened.

9.	Covenants of the Issuer

9.1 The Issuer hereby covenants with each Subscriber that it will:

(a) offer, sell, issue and deliver the Securities pursuant to exemptions from the prospectus filing, registration or qualification requirements of Applicable Securities Laws and otherwise fulfil all legal requirements required to be fulfilled by the Issuer, including without limitation, compliance with all Applicable Securities Laws in connection with the Offering; and

(b) use its commercial reasonable efforts to obtain all necessary approvals for this Offering.

10.	Contractual Right of Action for Rescission

10.1 The Subscriber acknowledges that it is purchasing the Debentures issued hereunder pursuant to an exemption which does not require delivery to the Subscriber of an offering memorandum, that it will not receive any offering memorandum in connection with this Subscription Agreement and therefore is not entitled to contractual rights of action or rescission.

11.	Resale Restrictions and Legending of Securities

11.1 The Subscriber acknowledges that any resale of the Securities will be subject to resale restrictions contained in the Applicable Securities Laws applicable to the Issuer, the Subscriber or any proposed transferee. Subscribers with a Canadian or international address will receive a certificate bearing the following legends imprinted thereon:

“Unless permitted under securities legislation, the holder of this security must not trade the security before the date that is four months plus one day after the later of (i) the Closing Date, and (ii) the date the Issuer became a reporting issuer in any province or territory.”

11.2 If Subscriber is a U.S. Person or is located in the United States, in addition to the legends set forth in paragraph 11.1 above, the certificates representing the Securities will bear a U.S. restrictive legend set forth in Schedule C hereto.

11.3 The Subscriber is aware that the Securities have not been and will not be registered under the U.S. Securities Act or the securities laws of any state and that the Securities may not be offered or sold in the United States without registration under the U.S. Securities Act or compliance with requirements of an exemption from registration and the applicable laws of all applicable states and acknowledges that the Issuer has no present intention of filing a registration statement under the U.S. Securities Act in respect of the Securities.

12.	General

12.1 Time is of the essence hereof.

12.2 Neither this Subscription Agreement nor any provision hereof will be modified, changed, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, change, discharge or termination is sought.

12.3 The parties hereto will execute and deliver all such further documents and instruments and do all such acts and things as may either before or after the execution of this Subscription Agreement be reasonably required to carry out the full intent and meaning of this Subscription Agreement.

12.4 This Subscription Agreement will be subject to, governed by and construed in accordance with the laws of British Columbia and the laws of Canada as applicable therein and the Subscriber hereby irrevocably attorns to the jurisdiction of the Courts situate therein.

12.5 This Subscription Agreement may not be assigned by any party hereto.

12.6 The Issuer will be entitled to rely on delivery of a facsimile copy of this Subscription Agreement, and acceptance by the Issuer of a facsimile copy of this Subscription Agreement will create a legal, valid and binding agreement between the Subscriber and the Issuer in accordance with its terms.

12.7 This Subscription Agreement may be signed by the parties in as many counterparts as may be deemed necessary, each of which so signed will be deemed to be an original, and all such counterparts together will constitute one and the same instrument.

12.8 This Subscription Agreement is deemed to be entered into on the acceptance date by Issuer, notwithstanding its actual date of execution by the Subscriber.

12.9 This Subscription Agreement, including, without limitation, the representations, warranties, acknowledgements and covenants contained herein, will survive and continue in full force and effect and be binding upon the parties notwithstanding the completion of the purchase of the Debentures by the Subscriber pursuant hereto and the completion of the issue of the Units upon conversion of the Debentures.

12.10 The invalidity or unenforceability of any particular provision of this Subscription Agreement will not affect or limit the validity or enforceability of the remaining provisions of this Subscription Agreement.

12.11 The parties hereto acknowledge and confirm that they have requested that this Subscription Agreement as well as all notices and other documents contemplated hereby be drawn up in the English language. Les parties aux présentes reconnaissent et confirment qu'elles on convenu que la présente convention de souscription ainsi que tous les avis et documents qui s'y rattachent soient rédigés dans la langue anglaise uniquement.

12.12 Except as expressly provided in this Subscription Agreement and in the agreements, instruments and other documents contemplated or provided for herein, this Subscription Agreement contains the entire agreement between the parties with respect to the sale of the Securities and there are no other terms, conditions, representations or warranties, whether expressed, implied, oral or written, by statute, by common law, by the Issuer, by the Subscriber, or by anyone else. In the event that execution pages are delivered to the Issuer without this entire Agreement, the Issuer is entitled to assume that the Subscriber, and each beneficial purchaser for whom it is acting, has accepted all of the terms and conditions contained in the parts of this Subscription Agreement that are not returned, without amendment or modification.

[Execution Page Follows]

IN WITNESS WHEREOF the Subscriber has duly executed this Subscription Agreement as of the date first above mentioned.

Principal Amount of Debentures Purchased: $

Total Purchase Price: $_________________

Name, Address and Telephone Number

_______________________________________
(Name of Subscriber - Please type or print)

_______________________________________
(Signature and, if applicable, Office)

_______________________________________
(Address of Subscriber)

_______________________________________
(City, Province, Postal Code and Country of Subscriber)

_______________________________________
(Telephone number)

If the Subscriber is signing as agent or other person, please complete below with the name, address and telephone number of the beneficial owner of the Debentures purchased. OR if the Subscriber is a corporation, please complete below with the name, address and telephone number of the beneficial owner of the Subscriber:

_______________________________________

(Name of Subscriber - Please type or print)

_______________________________________
(Signature and, if applicable, Office)

_______________________________________
(Address of Subscriber)

_______________________________________
(City, Province, Postal Code and Country of Subscriber)

_______________________________________
(Telephone Number)

REGISTRATION AND DELIVERY INSTRUCTIONS

1.	Registration - registration of a single certificate representing the Debentures which are to be delivered at Closing should be made as follows: (Registration must reflect legal ownership in accordance with Subscriber’s disclosure made on the execution page and must be in the form required by Subscriber’s broker.)

	(name of registered holder)	(name of beneficial holder & account reference, if applicable)

(address)

2.	Delivery - please deliver the Debenture Certificate to the following street address (include contact name and contact telephone number):

(address)

	(contact name)	(contact telephone number)

A C C E P T A N C E

The above-mentioned Subscription Agreement is hereby accepted and the terms hereof agreed to by the Issuer and the Subscriber.

DATED at Vancouver, British Columbia, the ____ day of ______________, 2021.

Modern Mining Technology Corp.

Per:
Authorized Signing Officer

Schedule A

ACCREDITED INVESTOR CERTIFICATE
(To be completed by Accredited Investors only)

Part 1: Accredited Investor (defined in NI 45-106):

The undersigned (the “Subscriber”) hereby confirms and certifies to Modern Mining Technology Corp. (the “Issuer”) that the Subscriber is purchasing the Debentures as principal and that the Subscriber is an “Accredited Investor” as defined in NI 45-106, and in Ontario, as defined in Section 73.3 of the Securities Act (Ontario) as supplemented by the definition in NI 45-106 includes:

(a)	except in Ontario, a Canadian financial institution or an authorized foreign bank listed in Schedule III of the Bank Act (Canada),

(a.1)	in Ontario, a financial institution described in paragraph 1, 2 or 3 of subsection 73.1 (1) of the Securities Act (Ontario),

(b)	except in Ontario, the Business Development Bank of Canada incorporated under the Business Development Bank of Canada Act (Canada),

(b.1)	in Ontario, the Business Development Bank of Canada,

(c)	except in Ontario, a subsidiary of any person referred to in paragraph (a) or (b), if the person owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary,

(c.1)	in Ontario, a subsidiary of any person or company referred to in clause (a.1) or (b.1), if the person or company owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary,

(d)	except in Ontario, a person registered under the securities legislation of a jurisdiction of Canada as an adviser or dealer,

Jurisdiction(s) registered:

Categories of registration:

(d.1)	in Ontario, a person or company registered under the securities legislation of a province or territory of Canada as an adviser or dealer, except as otherwise prescribed by the regulations,

Jurisdiction(s) registered:

Categories of registration:

(e)	an individual registered under the securities legislation of a jurisdiction of Canada as a representative of a person referred to in paragraph (d),

Jurisdiction(s) registered:

Categories of registration:

(e.1)	an individual formerly registered under the securities legislation of a jurisdiction of Canada, other than an individual formerly registered solely as a representative of a limited market dealer under one or both of the Securities Act (Ontario) or the Securities Act (Newfoundland and Labrador),

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(f)	except in Ontario, the Government of Canada or a jurisdiction of Canada, or any crown corporation, agency or wholly-owned entity of the Government of Canada or a jurisdiction of Canada,

(f.1)	in Ontario, the Government of Canada, the government of a province or territory of Canada, or any Crown corporation, agency or wholly owned entity of the Government of Canada or of the government of a province or territory of Canada,

(g)	a municipality, public board or commission in Canada and a metropolitan community, school board, the Comité de gestion de la taxe scolaire de l’île de Montréal or an intermunicipal management board in Québec,

(h)	any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government,

(i)	except in Ontario, a pension fund that is regulated by the Office of the Superintendent of Financial Institutions (Canada) or a pension commission or similar regulatory authority of a jurisdiction of Canada,

Jurisdiction(s) registered:

Categories of registration:

(i.1)	in Ontario, a pension fund that is regulated by either the Office of the Superintendent of Financial Institutions (Canada) or a pension commission or similar regulatory authority of a province or territory of Canada,

Jurisdiction(s) registered:

Categories of registration:

(j)	an individual who, either alone or with a spouse, beneficially owns financial assets having an aggregate realizable value that, before taxes, but net of any related liabilities, exceeds $1,000,000,

IF THIS APPLIES, YOU MUST ALSO COMPLETE FORM 45-106F9 ATTACHED AS APPENDIX II TO THIS SCHEDULE A

(j.1)	an individual who beneficially owns financial assets having an aggregate realizable value that, before taxes but net of any related liabilities, exceeds $5,000,000,

IF THIS APPLIES, YOU MUST ALSO COMPLETE FORM 45-106F9 ATTACHED AS APPENDIX 2 TO THIS SCHEDULE A

(k)	an individual whose net income before taxes exceeded $200,000 in each of the two most recent calendar years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of the two most recent calendar years and who, in either case, reasonably expects to exceed that net income level in the current calendar year,

IF THIS APPLIES, YOU MUST ALSO COMPLETE FORM 45-106F9 ATTACHED AS APPENDIX 2 TO THIS SCHEDULE A

(l)	an individual who, either alone or with a spouse, has net assets of at least $5,000,000,

IF THIS APPLIES, YOU MUST ALSO COMPLETE FORM 45-106F9 ATTACHED AS APPENDIX 2 TO THIS SCHEDULE A

(m)	a person, other than an individual or investment fund, that has net assets of at least $5,000,000 as shown on its most recently prepared financial statements,

Type of entity:

Jurisdiction and date of formation:

- A2 -

(n)	an investment fund that distributes or has distributed its securities only to

	(i)	a person that is or was an accredited investor at the time of the distribution,

	(ii)	a person that acquires or acquired securities in the circumstances referred to in sections 2.10 [Minimum amount investment] or 2.19 [Additional investment in investment funds] of NI 45-106, or

	(iii)	a person described in paragraph (i) or (ii) immediately above that acquires or acquired securities under section 2.18 [Investment fund reinvestment] of NI 45-106,

(o)	an investment fund that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the regulator or, in Quebec, the securities regulatory authority, has issued a receipt,

(p)

a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a fully managed account managed by the trust company or trust corporation, as the case may be,

Jurisdiction(s) registered:

Registration number(s):

(q)	a person acting on behalf of a fully managed account managed by that person, if that person is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction,

Jurisdiction(s) registered:

Categories of registration:

(r)	a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility adviser or an adviser registered under the securities legislation of the jurisdiction of the registered charity to give advice on the securities being traded,

Registration number(s) assigned to subscriber:

Name of eligibility advisor or registered advisor:

Jurisdiction(s) registered:

Categories of registration:

(s)	an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (a) to (d) or paragraph (i) [and in Ontario, paragraphs (a.1) to (d.1) or paragraph (i.1)] in form and function,

(t)	a person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited investors,

Jurisdiction organized:

Type of entity:

If this is applicable, each owner of interest must complete and submit its own copy of this Accredited Investor Certificate,

Name(s) of owners of interest:

Type of entity (if applicable):

Categories of accredited investor:

- A3 -

(u)	an investment fund that is advised by a person registered as an adviser or a person that is exempt from registration as an adviser,

Name of advisor:

Jurisdiction(s) registered:

Categories of registration:

Basis of exemption:

(v)	a person that is recognized or designated by the securities regulatory authority or, except in Ontario and Quebec, the regulator as an accredited investor,

Jurisdiction(s) recognized or designated:

(v.1)	in Ontario, a person or company that is recognized or designated by the Commission as an accredited investor,

Jurisdiction(s) recognized or designated:

(w)

a trust established by an accredited investor for the benefit of the accredited investor’s family members of which a majority of the trustees are accredited investors and all of the beneficiaries are the accredited investor’s spouse, a former spouse of the accredited investor or a parent, grandparent, brother, sister, child or grandchild of that accredited investor, of that accredited investor’s spouse or of that accredited investor’s former spouse.

Name(s) of settlor:

Name(s) of trustees:

Categories of accredited investor:

Categories of beneficiaries:

and for purposes hereof, words and phrases which are used in this Accredited Investor Certificate and which are defined in NI 45-106 will have the meaning ascribed thereto in NI 45-106. Certain definitions that are relevant to qualifications as an “Accredited Investor” are attached hereto as Appendix I. You must review these definitions carefully.

EXECUTED by the Subscriber at _____________________, this ________ day of ___________________, 2021.

If a corporation, partnership or other entity:	If an Individual:

Signature of Authorized Signatory	Signature

Name and Position of Signatory	Print Name

Name of Purchasing Entity	Jurisdiction of Residence

Jurisdiction of Residence

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APPENDIX I TO SCHEDULE A

DEFINITIONS RELEVANT TO QUALIFICATIONS AS AN ACCREDITED INVESTOR

(a) “Canadian financial institution” means

(i) an association governed by the Cooperative Credit Associations Act (Canada) or a central cooperative credit society for which an order has been made under section 473(1) of the Cooperative Credit Associations Act (Canada), or

(ii) a bank, loan corporation, trust company, trust corporation, insurance company, treasury branch, credit union, caisse populaire, financial services cooperative, or league that, in each case, is authorized by an enactment of Canada or a jurisdiction of Canada to carry on business in Canada or a jurisdiction of Canada;

(b) “control person” has the meaning ascribed to that term in securities legislation except in Manitoba, Ontario, Quebec, Nova Scotia, Newfoundland and Labrador, Prince Edward Island, the Northwest Territories and Nunavut where “control person” means any person that holds or is one of a combination of persons that hold

(i) a sufficient number of any of the securities of an issuer so as to affect materially the control of the issuer, or

(ii) more than 20% of the outstanding voting securities of an issuer except where there is evidence showing that the holding of those securities does not affect materially the control of that issuer;

(c) “eligibility adviser” means

(i) a person that is registered as an investment dealer or in an equivalent category of registration under the securities legislation of the jurisdiction of a purchaser and authorized to give advice with respect to the type of security being distributed, and

(ii) in Saskatchewan or Manitoba, also means a lawyer who is a practising member in good standing with a law society of a jurisdiction of Canada or a public accountant who is a member in good standing of an institute or association of chartered accountants, certified general accountants or certified management accountants in a jurisdiction of Canada provided that the lawyer or public accountant must not:

(A) have a professional, business or personal relationship with the issuer, or any of its directors, executive officers, founders or control persons, and

(B) have acted for or been retained personally or otherwise as an employee, executive officer, director, associate or partner of a person that has acted for or been retained by the issuer or any of its directors, executive officers, founders or control persons within the previous 12 months;

(d) “executive officer” means, for an issuer, an individual who is

(i) a chair, vice-chair or president,

(ii) a vice-president in charge of a principal business unit, division or function including sales, finance or production,

(iii) an officer of the issuer or any of its subsidiaries and who performs a policy-making function in respect of the issuer, or

(iv) performing a policy-making function in respect of the issuer;

(e) “financial assets” means cash, securities or a contract of insurance, a deposit or an evidence of a deposit that is not a security for the purposes of securities legislation;

(f) “founder” means, in respect of an issuer, a person who,

(i) acting alone, in conjunction or in concert with one or more persons, directly or indirectly, takes the initiative in founding, organizing or substantially reorganizing the business of the issuer, and

(ii) at the time of the trade is actively involved in the business of the issuer;

(g) “fully managed account” means an account of a client for which a person makes the investment decisions if that person has full discretion to trade in securities for the account without requiring the client's express consent to a transaction;

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(h) “investment fund” has the meaning ascribed thereto in National Instrument 81-106 - Investment Fund Continuous Disclosure except in Ontario where “investment fund” means a mutual fund or anon-redeemable fund;

(i) “person” includes

(i) an individual,

(ii) a corporation,

(iii) a partnership, trust, fund and an association, syndicate, organization or other organized group of persons, whether incorporated or not, and

(iv) an individual or other person in that person's capacity as a trustee, executor, administrator or personal or other legal representative;

except in Ontario where “person” means

(i) an individual,

(ii) a partnership,

(iii) an unincorporated association,

(iv) an unincorporated syndicate,

(v) an unincorporated organization,

(vi) a trust,

(vii) an executor,

(viii) an administrator, and

(ix) a legal representative;

(j) “related liabilities” means

(i) liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets, or

(ii) liabilities that are secured by financial assets.

(k) “spouse” means, an individual who,

(i) is married to another individual and is not living separate and apart within the meaning of the Divorce Act (Canada), from the other individual,

(ii) is living with another individual in a marriage-like relationship, including a marriage-like relationship between individuals of the same gender, or

(iii) in Alberta, is an individual referred to in paragraph (i) or (ii) immediately above or is an adult interdependent partner within the meaning of the Adult Interdependent Relationships Act (Alberta); and

(l) “subsidiary” means an issuer that is controlled directly or indirectly by another issuer and includes a subsidiary of that subsidiary;

- A6 -

Affiliated Entities and Control

For the purposes of Part 1:

1.	An issuer is considered to be an affiliate of another issuer if one of them is a subsidiary of the other, or if each of them is controlled by the same person.

2	A person (first person) is considered to control another person (second person) if

(i) the first person, directly or indirectly, beneficially owns or exercises control or direction over securities of the second person carrying votes which, if exercised, would entitle the first person to elect a majority of the directors of the second person, unless the first person holds the voting securities only to secure an obligation,

(ii)  the second person is a partnership, other than a limited partnership, and the first person holds more than 50% of the interests in the partnership, or

(iii)  the second person is a limited partnership and the general partner of the limited partnership is the first person.

For the purposes of Part 2:

1.	A company shall be deemed to be an affiliate of another company if one of them is a subsidiary of the other, or if both are subsidiaries of the same company or if each of them is controlled by the same person or company.

2.	A company shall be deemed to be controlled by another person or company or by two or more companies if,

(a)	voting securities of the first-mentioned company carrying more than 50 per cent of the votes for the election of directors or held, otherwise than by way of security only, by or for the benefit of the other person or company or by or for the benefit of the other companies; and

(b)	the votes carried by such securities are entitled, if exercised, to elect a majority of the board of directors of the first-mentioned company.

All monetary references are in Canadian Dollars

- A7 -

APPENDIX 2 TO SCHEDULE A

Form 45-106F9

Form for Individual Accredited Investors

WARNING!

This investment is risky. Don’t invest unless you can afford to lose all the money you pay for this investment.

SECTION 1 TO BE COMPLETED BY ISSUER OR SELLING SECURITY HOLDER
1. About your investment
Type of securities: Unsecured Convertible Debentures	Issuer: Modern Mining Technology Corp.
SECTIONS 2 TO 4 TO BE COMPLETED BY THE PURCHASER
2. Risk acknowledgement
This investment is risky. Initial that you understand that:	Your initials
Risk of loss – You could lose your entire investment of $________.
Liquidity risk – You may not be able to sell your investment quickly – or at all.
Lack of information – You may receive little or no information about your investment.

Lack of advice – You may not receive advice from the salesperson about whether this investment is suitable for you unless the salesperson is registered. The salesperson is the person who meets with, or provides information to, you about making this investments. To check whether the salesperson is registered, go to www.aretheyregistered.ca.
3. Accredited investor status

You must meet at least one of the following criteria to be able to make this investment. Initial the statement that applies to you. (You may initial more than one statement.) The person identified in section 6 is responsible for ensuring that you meet the definition of accredited investor. That person, or the salesperson identified in section 5, can help you if you have questions about whether you meet these criteria.	Your initials

● Your net income before taxes was more than $200,000 in each for the 2 most recent calendar years, and you expect it to be more than $200,000 in the current calendar year. (You can find your net income before taxes on your personal income tax return.)

● Your net income before taxes combined with your spouse’s was more than $300,000 in each of the 2 most recent calendar years, and you expect your combined net income before taxes to be more than $300,000 in the current calendar year.

- A8 -

● Either alone or with your spouse, you own more than $1 million in cash and securities, after subtracting any debt related to the cash and securities.
● Either alone or with your spouse, you may have net assets worth more than $5 million. (Your net assets are your total assets (including real estate) minus your total debt.)
4. Your name and signature
By signing this form, you confirm that you have read this form and you understand the risks of making this investment as identified in this form.
First and last name (please print):
Signature:	Date:
SECTION 5 TO BE COMPLETED BY SALESPERSON
5. Salesperson information

[Instruction: The salesperson is the person who meets with, or provides information to, the purchaser with respect to making this investment. That could include a representative of the issuer or selling security holder, a registrant or a person who is exempt from the registration requirement.]
First and last name of salesperson (please print):
Telephone:	Email:
Name of firm (if registered):
SECTION 6 TO BE COMPLETED BY THE ISSUER OR SELLING SECURITY HOLDER
6. For more information about this investment

Please contact:

Modern Mining Technology Corp.
1177 Hastings Street West, Suite 2288,
Vancouver, British Columbia V6E 2K3, Canada
Attention: Alnesh Mohan

Email: alnesh.mohan@quantumllp.com

For more information about prospectus exemptions, contact your local securities regulator. You can find contact information at www. securities-administrators.ca

- A9 -

SCHEDULE B

FAMILY, FRIENDS AND BUSINESS ASSOCIATES CERTIFICATIONS
(To be completed by Officers, Directors, Employees, Family, Close Friends
and Business Associates Only)

TO:	Modern Mining Technology Corp.

In connection with the purchase of Debentures of Modern Mining Technology Corp. (the “Issuer”) by the undersigned Subscriber, or if applicable, the principal on whose behalf the undersigned is purchasing as agent, the Subscriber hereby represents, warrants, covenants and ratifies to the Issuer that:

1.	The Subscriber is resident in or is subject to the laws of a Province of Canada other than Ontario;

2.	The Subscriber is purchasing the Debentures as principal for its own account;

3.	It is (please initial):

_____	(a)	a director, executive officer or control person of the Issuer, or of an affiliate of the Issuer; or

_____	(b)	a spouse, parent, grandparent, brother, sister, child or grandchild of a director, executive officer or control person of the Issuer, or of an affiliate of the Issuer; or

_____	(c)	a parent, grandparent, brother, sister, child or grandchild of the spouse of a director, executive officer or control person of the Issuer, or of an affiliate of the Issuer; or

_____	(d)	a close personal friend (by reason of the fact that you have directly known such individual well enough and for a sufficient period of time and in a sufficiently close relationship (where such relationship is direct and extends beyond being a relative or a member of the same organization, association or religious group or a client, customer or former client or customer or being a close personal friend of a close personal friend of such individual) to be in a position to assess the capabilities and the trustworthiness of such individual) of a director, executive officer or control person of the Issuer, or of an affiliate of the Issuer; or

_____	(e)	a close business associate (by reason of the fact that you have had direct sufficient prior business dealings with such individual (where such relationship is direct and extends beyond being a client, customer or former client or customer or being a close business associate of a close business associate of such individual) to be in a position to assess the capabilities and trustworthiness of such individual) of a director, executive officer or control person of the Issuer, or of an affiliate of the Issuer, or

_____	(f)	a founder of the Issuer or a spouse, parent, grandparent, brother, sister, child, grandchild, close personal friend (by reason of the fact that you have directly known such individual well enough and for a sufficient period of time and in a sufficiently close relationship (where such relationship is direct and extends beyond being a relative or a member of the same organization, association or religious group or a client, customer or former client or customer or being a close personal friend of a close personal friend of such individual) to be in a position to assess the capabilities and the trustworthiness of such individual) or close business associate (by reason of the fact that you have had direct sufficient prior business dealings with such individual (where such relationship is direct and extends beyond being a client, customer or former client or customer or being a close business associate of a close business associate of such individual) to be in a position to assess the capabilities and trustworthiness of such individual) of a founder of the Issuer, or

_____	(g)	a parent, grandparent, brother, sister, child or grandchild of a spouse of a founder of the Issuer, or

- B1 -

_____	(h)	a person or company of which a majority of the voting securities are beneficially owned by, or a majority of the directors are, persons or companies described in subsections 3(a) to 3(g) above; or

_____	(i)	________ a trust or estate of which all of the beneficiaries or a majority of the trustees are persons or companies described in subsections 3(a) to 3(g) above; or

Please complete the following details of whose relationship is if you have checked any one of items 3(b)to 3(i) above:

(insert name of applicable person)

Length of Relationship

Details of Relationship

Prior Business Dealings, if applicable

4. The Subscriber represents and warrants that the above representations and warranties will be true and correct both as of the execution of this certificate and as of the closing time of the purchase and sale of the Securities and acknowledges that they will survive the completion of the issue of the Securities.

5. For the purposes hereof, words and phrases used in this representation letter and which are defined in NI 45-106 will have the meaning ascribed thereto in NI 45-106.

6. The undersigned acknowledges that the foregoing representations and warranties are made by the undersigned with the intent that they be relied upon in determining the suitability of the Subscriber as a purchaser of the Securities and that this Schedule B is incorporated into and forms part of the Subscription Agreement and the undersigned undertakes to immediately notify the Issuer of any change in any statement or other information relating to the Subscriber set forth herein which takes place prior to the closing time of the purchase and sale of the Securities.

Dated: _______________________, 20_____.

Print name of Subscriber

By:
Signature

Print name of Signatory (if different from Subscriber)

Title

- B2 -

Appendix 1 to Schedule B

(To be completed by residents of Ontario only)

Form 45-106F12

Risk Acknowledgement Form for Family, Friend and Business Associate Investors

WARNING!

This investment is risky. Don’t invest unless you can afford to lose all the money you pay for this investment.

SECTION 1 TO BE COMPLETED BY ISSUER
1. About your investment
Type of securities: Unsecured Convertible Debentures	Issuer: Modern Mining Technology Corp.
SECTIONS 2 TO 4 TO BE COMPLETED BY THE PURCHASER
2. Risk acknowledgement
This investment is risky. Initial that you understand that:	Your initials
Risk of loss – You could lose your entire investment of $________.
Liquidity risk – You may not be able to sell your investment quickly – or at all.

Lack of information – You may receive little or no information about your investment. The information you receive may be limited to the information provided to you by the family member, friend or close business associate specified in section 3 of this form.
3. Family, friend or business associate status
You must meet at least one of the following criteria to be able to make this investment. Initial the statement that applies to you:	Your initials
A) You are:

1.     [check all applicable boxes]

☐ a director of the issuer or an affiliate of the issuer

☐ an executive officer of the issuer or an affiliate of the issuer

☐ a control person of the issuer or an affiliate of the issuer

- B3 -

☐ a founder of the issuer

OR

2.     [check all applicable boxes]

☐ a person of which a majority of the voting securities are beneficially owned by, or a majority of the directors are, (i) individuals listed in (1) above and/or (ii) family members, close personal friends or close business associates of individuals listed in (1) above

☐ a truest or estate of which all of the beneficiaries or a majority of the trustees or executors are (i) individuals listed in (1) above and/or (ii) family members, close personal friends or close business associates of individuals listed in (1) above

B)    You are a family member of ________________________, who holds the following position at the issuer or an affiliate of the issue: ______________________________.

You are the ____________________________ of that person or that person’s spouse.

C)    You are a close personal friend of _________________________, who holds the following position at the issuer or an affiliate of the issuer: _____________________.

You have known that person for _______ years.

4. Your name and signature

By signing this form, you confirm that you have read this form and you understand the risks of making this investment as identified in this form. You also confirm that you are eligible to make this investment because you are a family member, close personal friend or close business associate of that person identified in section 5 of this form.
First and last name (please print):
Signature:	Date:
SECTION 5 TO BE COMPLETED BY PERSON WHO CLAIMS THE PERSONAL RELATIONSHIP, IF APPLICABLE
5. Contact person at the issuer or an affiliate of the issuer

[Instruction: To be completed by the director, executive officer, control person or founder with whom the purchaser has a close personal relationship indicated under sections 3B, C or D of this form.]

By signing this for, you confirm that you have, or your spouse has, the following relationship with the purchaser: [check the box that applies]

☐ family relationship as set out in section 3B of this form

☐ close personal friendship as set out in section 3C of this form

☐ close business associate relationship as set out in section 3D of this form

- B4 -

First and last name of contact person (please print):
Position with the issuer or affiliate of the issuer (director, executive officer, control person or founder):
Telephone:	Email:
Signature:	Date:
SECTION 6 TO BE COMPLETED BY THE ISSUER
6. For more information about this investment

Please contact:

Modern Mining Technology Corp.
 1177 Hastings Street West, Suite 2288,

Vancouver, British Columbia V6E 2K3, Canada
Attention: Alnesh Mohan

Email: Alnesh.mohan@quantumllp.com

For more information about prospectus exemptions, contact your local securities regulator. You can find contact information at www. securities-administrators.ca
Signature of executive officer of issuer (other than the purchaser):	Date:

- B5 -

Appendix 2 to Schedule B

FORM 45-106F5
(To be completed by Residents of Saskatchewan Only)

Risk Acknowledgement

Saskatchewan Close Personal Friends and Close Business Associates

I acknowledge that this is a risky investment:

●	I am investing entirely at my own risk.

●	No securities regulatory authority or regulator has evaluated or endorsed the merits of these securities.

●	The person selling me these securities is not registered with a securities regulatory authority or regulator and has no duty to tell me whether this investment is suitable for me.

●	I will not be able to sell these securities except in limited circumstances. I may never be able to sell these securities

●	I could lose all the money I invest.

●	I do not have a 2-day right to cancel my purchase of these securities or the statutory rights of action for misrepresentation I would have if I were purchasing the securities under a prospectus. I do have a 2-day right to cancel my purchase of these securities if I receive an amended offering document.

I am investing $____________ [total consideration] in total; this includes any amount I am obliged to pay in future.

I am a close personal friend or close business associate of ____________ [state name], who is a ____________ [state title - founder, director, executive officer or control person] of ____________ [state name of issuer or its affiliate – if an affiliate state “an affiliate of the issuer” and give the issuer’s name].

I acknowledge that I am purchasing based on my close relationship with ____________ [state name of founder, director, executive officer or control person] whom I know well enough and for a sufficient period of time to be able to assess her/his capabilities and trustworthiness.

I acknowledge that this is a risky investment and that I could lose all the money I invest.

Date	Signature of Purchaser

Print name of Purchaser

Sign 2 copies of this document. Keep one copy for your records.

- B6 -

You are buying Exempt Market Securities

They are called exempt market securities because two parts of securities law do not apply to them. If an issuer wants to sell exempt market securities to you:

●	the issuer does not have to give you a prospectus (a document that describes the investment in detail and gives you some legal protections), and

●	the securities do not have to be sold by an investment dealer registered with a securities regulatory authority or regulator.

There are restrictions on your ability to resell exempt market securities. Exempt market securities are more risky than other securities.

You may not receive any written information about the issuer or its business

If you have any questions about the issuer or its business, ask for written clarification before you purchase the securities. You should consult your own professional advisers before investing in the securities.

You will not receive advice

Unless you consult your own professional advisers, you will not get professional advice about whether the investment is suitable for you.

For more information on the exempt market, refer to the Saskatchewan Financial Services Commission’s website at http://www.sfsc.gov.sk.ca.

[Instruction: The purchaser must sign 2 copies of this form. The purchaser and the issuer must each receive a signed copy.]

- B7 -

SCHEDULE C

U.S. Purchaser CERTIFICATE
(To be completed by U.S. Purchasers)

A “U.S. Purchaser” is (a) any “U.S. Person” as defined in Regulation S, (b) any person purchasing the Debentures on behalf of any “U.S. Person” or any person in the United States, (c) any person who receives or received an offer of the Debentures while in the United States, or (d) any person who is or was in the United States at the time the Subscriber’s buy order was made or this Agreement was executed or delivered.

1. In addition to the covenants, representations and warranties contained in the Subscription Agreement to which this Schedule C is attached, the Subscriber covenants, represents and warrants to Modern Mining Technology Corp. (the “Issuer”) that (please place your initials on the appropriate line(s) with respect to (a) or (b))::

Initials _______	(a)	it is a discretionary or similar account (other than an estate or trust) that is excluded from the definition of “U.S. Person” pursuant to Rule 902(k)(2)(i) of Regulation S and is held on behalf of a person that is not a U.S. Person by a dealer or other professional fiduciary organized, incorporated, or (if an individual) resident in the United States; OR

Initials _______	(b)	it is an “accredited investor” as defined in Rule 501(a) of Regulation D by virtue of satisfying one or more of the categories indicated in Section 3 below.

2.	If the Subscriber has initialled box 1(b) above, the Subscriber further covenants, represents and warrants to the Issuer that:

(a)	it understands that the Securities have not been and will not be registered under the U.S. Securities Act or under the securities laws of any state of the United States, that the offer and sale contemplated hereby is being made in reliance on the exemption from registration provided by Rule 506(b) of Regulation D, that as such the Securities will be “restricted securities” within the meaning of Rule 144 under the U.S. Securities Act, and the Subscriber is familiar with such rule and understands the resale limitations imposed thereby and the U.S. Securities Act;

(b)	it acknowledges that it has not purchased the Securities as a result of any form of general solicitation or general advertising, including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio, television or the Internet, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

(c)	it understands and agrees that there may be material tax consequences to the Subscriber of an acquisition, disposition or exercise of any of the securities. The Issuer gives no opinion and makes no representation with respect to the tax consequences to the Subscriber under United States, state, local or foreign tax law of the undersigned’s acquisition or disposition of such securities. In particular, no determination has been made whether the Issuer will be a “passive foreign investment company” within the meaning of Section 1297 of the United States Internal Revenue Code;

(d)	it understands and agrees that the financial statements of the Issuer have been prepared in accordance with International Financial Reporting Standards as issued by the International Accounting Standards Board, which differ in some respects from United States generally accepted accounting principles, and thus may not be comparable to financial statements of United States companies;

(e)	it understands and agreed that the certificates representing the Debentures (and the underlying Warrants issuable upon conversion of the Debentures), and all certificates issued in exchange therefore or in substitution thereof, shall bear the following legend:

“THE SECURITIES REPRESENTED HEREBY AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”) OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE COMPANY THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY; (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT; (C) IN ACCORDANCE WITH THE EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS; OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, AND, IN THE CASE OF PARAGRAPH (C) OR (D), THE SELLER FURNISHES TO THE COMPANY AN OPINION OF COUNSEL OF RECOGNIZED STANDING IN FORM AND SUBSTANCE SATISFACTORY TO THE COMPANY TO SUCH EFFECT.

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THESE [DEBENTURES/WARRANTS] AND THE SECURITIES DELIVERABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THESE DEBENTURES MAY NOT BE EXERCISED BY OR ON BEHALF OF A U.S. PERSON OR A PERSON IN THE UNITED STATES UNLESS THE SECURITIES ISSUABLE UPON EXERCISE OF THESE [DEBENTURES/WARRANTS] HAVE BEEN REGISTERED UNDER THE U.S. SECURITIES ACT AND THE APPLICABLE SECURITIES LEGISLATION OF ANY SUCH STATE OR EXEMPTIONS FROM SUCH REGISTRATION REQUIREMENTS ARE AVAILABLE. “UNITED STATES” AND “U.S. PERSON” ARE AS DEFINED BY REGULATION S UNDER THE U.S. SECURITIES ACT.”

(f)	it understands and acknowledges that upon the issuance thereof, and until such time as the same is no longer required under the applicable requirements of the U.S. Securities Act or applicable state securities laws and regulations, the certificates representing the underlying Shares issuable upon conversion of the Debentures and the underlying Warrant Shares issuable upon exercise of the Warrants will bear a legend in substantially the following form:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE COMPANY THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY; (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT; (C) IN ACCORDANCE WITH THE EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS; OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, AND, IN THE CASE OF CLAUSE (A) OR (D), THE SELLER FURNISHES TO THE COMPANY AN OPINION OF COUNSEL OF RECOGNIZED STANDING IN FORM AND SUBSTANCE SATISFACTORY TO THE COMPANY TO SUCH EFFECT.”

provided, that if the Shares or Warrant Shares, as applicable, are being sold outside the United States in compliance with the requirements of Rule 904 of Regulation S, the legends set forth above in this Section 2(e) may be removed by providing a declaration to the registrar and transfer agent of the Issuer, as set forth in Appendix “A” attached hereto (or in such other form as the Issuer may prescribe from time to time); and provided, further, that, if the Shares or Warrant Shares, as applicable, are being sold otherwise than in accordance with Rule 904 of Regulation S and other than to the Issuer, the legends may be removed by delivery to the registrar and transfer agent and the Issuer of an opinion of counsel of recognized standing in form and substance satisfactory to the Issuer that such legends are no longer required under applicable requirements of the U.S. Securities Act or state securities laws;

(g)	it consents to the Issuer making a notation on its records or giving instruction to the registrar and transfer agent of the Issuer in order to implement the restrictions on transfer set forth and described herein;

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(h)	it understands and acknowledges that the Issuer is not obligated to remain a “foreign issuer”;

(i)	if an individual, it is a resident of the state or other jurisdiction listed in its address on the execution page of the Subscription Agreement, or if the Subscriber is not an individual, the office of the Subscriber at which the Subscriber received and accepted the offer to purchase the Issuer’s Securities is the address listed on the execution page of the Subscription Agreement.

(j)	it has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Securities and it is able to bear the economic risk of loss of its entire investment;

(k)	the Issuer has provided to it the opportunity to ask questions and receive answers concerning the terms and conditions of the offering and it has had access to such information concerning the Issuer as it has considered necessary or appropriate in connection with its investment decision to acquire the Securities;

(l)	it is acquiring the Securities for its own account, for investment purposes only and not with a view to any resale, distribution or other disposition of the Securities in violation of the United States securities laws;

(m)	if it decides to offer, sell or otherwise transfer any of the Securities, it will not offer, sell or otherwise transfer any of such Securities directly or indirectly, unless

(i)	the sale is to the Issuer;

(ii)	the sale is made outside the United States in a transaction meeting the requirements of Rule 904 of Regulation S and in compliance with applicable local laws and regulations;

(iii)	the sale is made pursuant to the exemption from the registration requirements under the

U.S. Securities Act provided by Rule 144 thereunder, if available, and in accordance with any applicable state securities or “Blue Sky” laws; or

(iv)	the Securities are sold in a transaction that does not require registration under the U.S. Securities Act or any applicable state laws and regulations governing the offer and sale of securities;

and, in the case of clauses (iii) or (iv) above, it has prior to such sale furnished to the Issuer an opinion of counsel or other evidence of exemption in form and substance reasonably satisfactory to the Issuer;

(n)	it understands that the Issuer is not obligated to file and has no present intention of filing with the U.S. Securities and Exchange Commission or with any state securities administrators any registration statement in respect of resales of the Securities in the United States; and

(o)	the funds representing the purchase price which will be advanced by the Subscriber to the Issuer hereunder will not represent proceeds of crime for the purposes of the United States Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act (the “PATRIOT Act”), and the Subscriber acknowledges that the Issuer may in the future be required by law to disclose the Subscriber’s name and other information relating to the subscription agreement and the Subscriber’s subscription hereunder, on a confidential basis, pursuant to the PATRIOT Act. No portion of the purchase price to be provided by the Subscriber (i) has been or will be derived from or related to any activity that is deemed criminal under the laws of the United States of America, or any other jurisdiction, or (ii) is being tendered on behalf of a person or entity who has not been identified to or by the Subscriber, and it shall promptly notify the Issuer if the Subscriber discovers that any of such representations ceases to be true and provide the Issuer with appropriate information in connection therewith.

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3.	If the Subscriber has initialled box 1(b) above, the Subscriber further covenants, represents and warrants to the Issuer that (please place your initials on the appropriate line(s) 1 through 24 below):

__________	Category 1.	A bank, as defined in Section 3(a)(2) of the U.S. Securities Act, whether acting in its individual or fiduciary capacity; or

__________	Category 2.	A savings and loan association or other institution as defined in Section 3(a)(5)(A) of the U.S. Securities Act, whether acting in its individual or fiduciary capacity; or

__________	Category 3.	A broker or dealer registered pursuant to Section 15 of the United States Securities Exchange Act of 1934, as amended; or

__________	Category 4.	An investment adviser registered pursuant to section 203 of the Investment Advisers Act of 1940 or registered pursuant to the laws of a state; or

__________	Category 5.	An investment adviser relying on the exemption from registering with the United States Securities and Exchange Commission (the “Commission”) under section 203(l) or (m) of the Investment Advisers Act of 1940; or

__________	Category 6.	An insurance company as defined in Section 2(a)(13) of the U.S. Securities Act; or

__________	Category 7.	An investment company registered under the United States Investment Company Act of 1940; or

__________	Category 8.	A business development company as defined in Section 2(a)(48) of the United States Investment Company Act of 1940; or

__________	Category 9.	A small business investment company licensed by the U.S. Small Business Administration under Section 301 (c) or (d) of the United States Small Business Investment Act of 1958; or

__________	Category 10.	A rural business investment company as defined in section 384A of the Consolidated Farm and Rural Development Act; or

__________	Category 11.	A plan established and maintained by a state, its political subdivisions or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, with total assets in excess of US$5,000,000; or

__________	Category 12.	An employee benefit plan within the meaning of the United States Employee Retirement Income Security Act of 1974 in which the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company or registered investment adviser, or an employee benefit plan with total assets in excess of US$5,000,000 or, if a self-directed plan, with investment decisions made solely by persons who are U.S. Accredited Investors; or

__________	Category 13.	A private business development company as defined in Section 202(a)(22) of the United States Investment Advisers Act of 1940; or

__________	Category 14.	An organization described in Section 501(c)(3) of the United States Internal Revenue Code of 1986, as amended, a corporation, a limited liability company, a Massachusetts or similar business trust, a partnership, or limited liability company, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of US$5,000,000; or

__________	Category 15.	Any director or executive officer of the Issuer; or

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__________	Category 16.	A natural person (including an IRA (Individual Retirement Account) owned by such person) whose individual net worth, or joint net worth with that person’s spouse or spousal equivalent (being a cohabitant occupying a relationship generally equivalent to that of a spouse), excluding the value of that person’s primary residence net of any mortgage obligation secured by the property, exceeds US$ 1,000,000 (note: for the purposes of calculating net worth: (i) the person’s primary residence shall not be included as an asset; (ii) indebtedness that is secured by the person’s primary residence, up to the estimated fair market value of the primary residence at the time of the sale of the securities, shall not be included as a liability (except that if the amount of such indebtedness outstanding at the time of the sale of the securities exceeds the amount outstanding 60 days before such time, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability); (iii) indebtedness that is secured by the person’s primary residence in excess of the estimated fair market value of the primary residence shall be included as a liability; (iv) for the purposes of calculating joint net worth of the person and that person’s spouse or spousal equivalent, (A)joint net worth can be the aggregate net worth of the investor and spouse or spousal equivalent, and (B) assets need not be held jointly to be included in the calculation; and (v) reliance by the person and that person’s spouse or spousal equivalent on the joint net worth standard does not require that the securities be purchased jointly); or

__________	Category 17.	A natural person (including an IRA (Individual Retirement Account) owned by such person) who had an individual income in excess of US$200,000 in each of the two most recent years or joint income with that person’s spouse or spousal equivalent in excess of US$300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year; or

__________	Category 18.	A trust, with total assets in excess of US$5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the U.S. Securities Act; or

__________	Category 18a.	A revocable trust which may be revoked or amended by its settlors (creators), each of whom is a U.S. Accredited Investor (note: if this category is selected, you must furnish a supplementary representation letter from each settlor confirming how such settlor qualifies as a U.S. Accredited Investor); or

__________	Category 19.	Any entity in which all of the equity owners meet the requirements of at least one of the above categories.

If you checked Category 19, please indicate the name and category of U.S Accredited Investor (by reference to the applicable number in this section 2(e)) of each equity owner:

Name of Equity Owner	Category of U.S. Accredited Investor

Note: It is permissible to look through various forms of equity ownership to natural persons in determining the U.S. Accredited Investor status of entities under this category. If those natural persons are themselves U.S. Accredited Investors, and if all other equity owners of the entity seeking U.S. Accredited Investor status are U.S. Accredited Investors, then this category will be available.

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__________	Category 20.	An entity, of a type not listed in Categories 1-14, 18 or 19, not formed for the specific purpose of acquiring the securities offered, owning investments in excess of US$5,000,000 (note: for the purposes of this Category 20, “investments is defined in Rule 2a51-1(b) under the Investment Company Act of 1940); or

__________	Category 21.	A natural person holding in good standing one or more of the following professional certifications or designations or credentials from an accredited educational institution that the Commission has designated as qualifying an individual for U.S. Accredited Investor status, including an IRA (Individual Retirement Account) owned by such person: The General Securities Representative license (Series 7), the Private Securities Offerings Representative license (Series 82), and the Licensed Investment Adviser Representative (Series 65); or

__________	Category 22.	[Reserved] or

__________	Category 23.	A “family office,” as defined in rule 202(a)(11)(G)-1 under the Investment Advisers Act of 1940: (i) with assets under management in excess of US$5,000,000, (ii) that is not formed for the specific purpose of acquiring the securities offered, and (iii) whose prospective investment is directed by a person (a “Knowledgeable Family Office Administrator”) who has such knowledge and experience in financial and business matters that such family office is capable of evaluating the merits and risks of the prospective investment; or

__________	Category 24.	A “family client,” as defined in rule 202(a)(11)(G)-1 under the Investment Advisers Act of 1940, of a family office meeting the requirements set forth in Category 23 above and whose prospective investment in the Issuer is directed by such family office with the involvement of the Knowledgeable Family Office Administrator.

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ONLY U.S. PURCHASERS NEED TO COMPLETE AND SIGN

Dated:	Signed:

Print the name of Subscriber

Print official capacity or title, if applicable

Print name of individual whose signature appears above if different than the name of the Subscriber printed above.

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APPENDIX “A” TO
U.S. PURCHASER CERTIFICATE

Form of Declaration for Removal of Legend

TO: Registrar and transfer agent for the shares of Modern Mining Technology Corp. (the “Issuer”)

The undersigned (A) acknowledges that the sale of the ____________common shares in the capital of the Issuer represented by certificate number _______________, to which this declaration relates, is being made in reliance on Rule 904 of Regulation S under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), and (B) certifies that (1) the undersigned is not an “affiliate” (as defined in Rule 405 under the U.S. Securities Act) of the Issuer (except solely by virtue of being an officer or director of the Issuer) or a “distributor”, as defined in Regulation S, or an affiliate of a “distributor”; (2) the offer of such securities was not made to a person in the United States and either (a) at the time the buy order was originated, the buyer was outside the United States, or the seller and any person acting on its behalf reasonably believe that the buyer was outside the United States, or (b) the transaction was executed on or through the facilities of the TSX Venture Exchange or a designated offshore securities market within the meaning of Rule 902(b) of Regulation S under the U.S. Securities Act, and neither the seller nor any person acting on its behalf knows that the transaction has been prearranged with a buyer in the United States; (3) neither the seller nor any affiliate of the seller nor any person acting on their behalf has engaged in any directed selling efforts in connection with the offer and sale of such securities; (4) the sale is bona fide and not for the purpose of “washing off” the resale restrictions imposed because the securities are “restricted securities” (as such term is defined in Rule 144(a)(3) under the U.S. Securities Act); (5) the seller does not intend to replace the securities sold in reliance on Rule 904 of Regulation S under the U.S. Securities Act with fungible unrestricted securities; and (6) the contemplated sale is not a transaction, or part of a series of transactions which, although in technical compliance with Regulation S, is part of a plan or a scheme to evade the registration provisions of the U.S. Securities Act. Unless otherwise specified, terms used herein have the meanings given to them by Regulation S under the U.S. Securities Act.

Dated:

X
Signature of individual (if Seller is an individual)

X
Authorized signatory (if Seller is not an individual)

Name of Seller (please print)

Name of authorized signatory (please print)

Official capacity of authorized signatory (please print)

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Affirmation by Seller’s Broker-Dealer
(Required for sales pursuant to Section (B)(2)(b) above)

We have read the representations of our customer ____________________ (the “Seller”) contained in the foregoing Declaration for Removal of Legend, dated _____________, 20__, with regard to the sale, for such Seller’s account, of _________________ common shares (the “Securities”) of the Issuer represented by certificate number ______________. We have executed sales of the Securities pursuant to Rule 904 of Regulation S under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), on behalf of the Seller. In that connection, we hereby represent to you as follows:

(1)	no offer to sell Securities was made to a person in the United States;

(2)	the sale of the Securities was executed in, on or through the facilities of the Toronto Stock Exchange, the TSX Venture Exchange or another designated offshore securities market (as defined in Rule 902(b) of Regulation S under the U.S. Securities Act), and, to the best of our knowledge, the sale was not pre-arranged with a buyer in the United States;

(3)	no “directed selling efforts” were made in the United States by the undersigned, any affiliate of the undersigned, or any person acting on behalf of the undersigned; and

(4)	we have done no more than execute the order or orders to sell the Securities as agent for the Seller and will receive no more than the usual and customary broker’s commission that would be received by a person executing such transaction as agent.

For purposes of these representations: “affiliate” means a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the undersigned; “directed selling efforts” means any activity undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the Securities (including, but not be limited to, the solicitation of offers to purchase the Securities from persons in the United States); and “United States” means the United States of America, its territories or possessions, any State of the United States, and the District of Columbia.

Legal counsel to the Issuer shall be entitled to rely upon the representations, warranties and covenants contained herein to the same extent as if this affirmation had been addressed to them.

Name of Firm

By:
Authorized Signatory

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SCHEDULE D

CONTACT INFORMATION

Alberta Securities Commission Suite 600, 250—5th Street SW Calgary, Alberta T2P 0R4 Telephone: (403) 297-6454 Toll free in Canada: 1-877-355-0585 Facsimile: (403) 297-2082	British Columbia Securities Commission
P.O. Box 10142, Pacific Centre
701 West Georgia Street
Vancouver, British Columbia  V7Y 1L2
Inquiries: (604) 899-6854
Toll free in Canada: 1-800-373-6393
Facsimile: (604) 899-6581
Email: inquiries@bcsc.bc.ca

The Manitoba Securities Commission 500-400 St. Mary Avenue Winnipeg, Manitoba R3C 4K5 Telephone: (204) 945-2548 Toll free in Manitoba: 1-800-655-5244 Facsimile: (204) 945-0330	Financial and Consumer Services Commission (New Brunswick)
85 Charlotte Street, Suite 300
Saint John, New Brunswick  E2L 2J2
Telephone: (506) 658-3060
Toll free in Canada: 1-866-933-2222
Facsimile: (506) 658-3059
Email: info@fcnb.ca

Government of Newfoundland and Labrador
Financial Services Regulation Division
P.O. Box 8700
Confederation Building
2nd Floor, West Block
Prince Philip Drive
St. John’s, Newfoundland and Labrador A1B 4J6
Attention: Director of Securities
Telephone: (709) 729-4189
Facsimile: (709) 729-6187	Government of the Northwest Territories
Office of the Superintendent of Securities
P.O. Box 1320
Yellowknife, Northwest Territories  X1A 2L9
Attention: Deputy Superintendent, Legal & Enforcement
Telephone: (867) 920-8984
Facsimile: (867) 873-0243

Nova Scotia Securities Commission Suite 400, 5251 Duke Street Duke Tower P.O. Box 458 Halifax, Nova Scotia B3J 2P8 Telephone: (902) 424-7768 Facsimile: (902) 424-4625	Government of Nunavut Department of Justice Legal Registries Division P.O. Box 1000, Station 570 1st Floor, Brown Building Iqaluit, Nunavut X0A 0H0 Telephone: (867) 975-6590 Facsimile: (867) 975-6594

Ontario Securities Commission
20 Queen Street West, 22nd Floor
Toronto, Ontario  M5H 3S8
Telephone: (416) 593-8314
Toll free in Canada: 1-877-785-1555
Facsimile: (416) 593-8122
Email: exemptmarketfilings@osc.gov.on.ca
Public official contact regarding indirect collection of information: Inquiries Officer	Prince Edward Island Securities Office 95 Rochford Street, 4th Floor Shaw Building P.O. Box 2000 Charlottetown, Prince Edward Island C1A 7N8 Telephone: (902) 368-4569 Facsimile: (902) 368-5283

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Autorité des marchés financiers
800, Square Victoria, 22e étage
C.P. 246, Tour de la Bourse
Montréal, Québec  H4Z 1G3
Telephone: (514) 395-0337 or 1-877-525-0337
Facsimile: (514) 864-6381 (For privacy requests only)
Email: financementdessocietes@lautorite.qc.ca
(For corporate finance issuers);
fonds_dinvestissement@lautorite.qc.ca (for investment fund issuers)	Financial and Consumer Affairs Authority of Saskatchewan Suite 601—1919 Saskatchewan Drive Regina, Saskatchewan S4P 4H2 Telephone: (306) 787-5879 Facsimile: (306) 787-5899

Government of Yukon Department of Community Services Law Centre, 3rd Floor 2130 Second Avenue Whitehorse, Yukon Y1A 5H6 Telephone: (867) 667-5314 Facsimile: (867) 393-6251

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